UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6511

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)

TrueShares ETFs

TrueShares Technology, AI & Deep Learning ETF (LRNZ)
TrueShares ESG Active Opportunities ETF (ECOZ)
TrueShares Low Volatility Equity Income ETF (DIVZ)
RiverNorth Volition America Patriot ETF (FLDZ)

ANNUAL REPORT

December 31, 2021

This report is submitted for the general information of shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

TrueShares ETFs

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	4
Performance Overviews (Unaudited)	6
Schedules of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Board of Trustees and Officers (Unaudited)	35
Board Consideration and Approval of Advisory and Sub-Advisory Agreements (Unaudited)	37
Supplemental Information (Unaudited)	44
Privacy Policy (Unaudited)	45

1

TrueShares ETFs

Shareholder Letter

December 31, 2021 (Unaudited)

Dear Shareholder,

Prior to writing this update, I spent a few minutes reviewing last year’s letter. Needless to say, it brought me back to a period characterized by unprecedented global events. Whether by COVID, roiled financial markets, or shifting societal discourse, many lives were distinctly impacted as the world grappled with a variety of turbulent themes. Nonetheless, the transition into 2021 was greeted with optimism. The new year couldn’t possibly be as strange as the last, could it? Well, the answer was a resounding “maybe”! If I had recycled last year’s preamble verbatim and used it in this letter, I’m not sure anyone would have noticed.

In 2021, many familiar issues created market challenges. The pandemic remained front and center as the Delta and Omicron variants emerged, thrusting the certainty of a seamless economic reopening into doubt. A new administration in the White House brought with it a change in economic and domestic policy, and various geopolitical concerns began to percolate. However, the triumvirate of inflation, rising rates, and extended equity valuations, bookended the year and reigned as the most impactful market catalysts. A first quarter equity rotation from growth to cyclical value in response to rising rates gave way to a rebound in growth over the summer as inflationary pressures were deemed to be transitory. As the year progressed, inflationary pressures increased significantly, debunking the idea that the effect was transitory and forcing the Federal Reserve to pursue a series of hawkish steps, including a projection of several interest rate hikes in the coming year. Consequently, investment markets have been reacting to the potential asset repositioning driven by the expected rate increases, resulting in increased volatility and uncertainty as investors search for direction.

Not surprisingly, a snapshot of Fund performance reveals portfolios that were swept up in macro generated volatility and sentiment shifts at times, but that are still populated by stocks which are well positioned for future returns, in our opinion. For the TrueShares Technology, AI and Deep Learning ETF (LRNZ) portfolio, inflation driven market uncertainty clearly impacted performance after a significant out-performance in 2020. The fund was down (0.90)% v. the NASDAQ Composite Total Return Index of 22.18%. Our secular growth names were lumped in with growth in various sentiment shifts, leaving them with unfavorable headwinds for most of the year. However, the underlying names in the portfolio delivered the expected accelerating fundamentals and we believe that they offer outstanding potential for appreciation as market uncertainty subsides. The TrueShares ESG Active Opportunities ETF (ECOZ) trailed the market’s performance for essentially 2 months early in the year, but generally tracked the overall market after that with the fund delivering 18.40% v. the broader S&P 500 Total Return Index 28.71%. The under-performance was due to the impact of governmental spending expectations v. reality in the early days of the Biden administration. Lastly, the TrueShares Low Volatility Equity Income ETF (DIVZ) portfolio, in its first year of operations, was characterized by steady performance and better than expected risk adjusted returns, delivering on its goal to achieve lower volatility relative to the market and higher equity income potential for investors. From inception on January 27, 2021 to year end, the fund was up 20.10% v. 27.07% for the S&P 500 Price Index.

The active management philosophies employed by TrueShares ETFs allow our sub-advisors to construct portfolios that reflect the fund’s investment goal regardless of market environment. This ability to adjust positioning, if necessary, in the face of current market gyrations contributes to the consistent pursuit of the fund’s investment theme. While 2021 favored different equity sectors at different times, we believe that both secular growth stocks and dividend growth stocks are positioned to benefit from market trends in the coming years. In fact, a combination of the two may provide distinct portfolio benefits in an inflationary environment. As such, the TrueShares ETF lineup continues to offer several tools that could prove useful in both near and long-terms market regimes. We also look forward to additional listings in 2021 that will further expand the versatility of our offerings.

As always, please don’t hesitate to contact us at any time. We would love to hear from you. At TrueShares, we pride ourselves on delivering a high level of access to our professionals and we continuously strive to be amongst the industry leaders in communication. Lastly, please don’t forget to check out RiverNorth Volition America Patriot ETF (FLDZ), our newest charitable impact ETF, which provides U.S. Large Cap exposure while donating a majority of the Fund’s advisory fee, and 100% of the advisory profits to the Folds of Honor Foundation.

2

TrueShares ETFs

Shareholder Letter

December 31, 2021 (Continued) (Unaudited)

On behalf of the entire TrueShares team, we wholeheartedly appreciate your ongoing support and wish you health and prosperity in the coming year.

Sincerely,

Michael N. Loukas

Investment Risks

Investing involves risk including possible loss of principal.

LRNZ - The TrueShares AI & Deep Learning ETF is subject to the following risks: Artificial Intelligence, Machine Learning and Deep Learning Investment Risk - the extent of such technologies’ versatility has not yet been fully explored. There is no guarantee that these products or services will be successful and the securities of such companies, especially smaller, start-up companies, are typically more volatile than those of companies that do not rely heavily on technology.

ECOZ - The TrueShares ESG Active Opportunities ETF is subject to the following risks : Environmental, Social, Governance Risk - Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and may cause the Fund to forgo some market opportunities available to funds that do not use ESG or sustainability criteria. ESG considerations may affect its exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market.

DIVZ - TrueShares Low Volatility Equity Income ETF is subject to the following risks: Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Dividends may also be reduced or discontinued. Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change based on various and unpredictable factors.

FLDZ - RiverNorth Volition America Patriot ETF is subject to the following risks: Equity Market Risk - The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

3

TrueShares ETFs

Shareholder Expense Example

December 31, 2021 (Unaudited)

As a shareholder of a fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2021 to December 31, 2021), except as noted in footnotes below.

ACTUAL EXPENSES

The following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period
TrueShares Technology, AI & Deep Learning ETF	$ 1,000.00	$ 1,032.70	0.68%	$3.48(1)
TrueShares ESG Active Opportunities ETF	1,000.00	1,073.20	0.58	3.03(1)
TrueShares Low Volatility Equity Income ETF	1,000.00	1,048.00	0.65	3.36(1)
RiverNorth Volition America Patriot ETF	1,000.00	1,000.00	0.70	0.00(2)

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

(2)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 1/365 (to reflect the period since the Fund’s inception).

4

TrueShares ETFs

Shareholder Expense Example

December 31, 2021 (Audited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares with respect to the Funds. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(1)
TrueShares Technology, AI & Deep Learning ETF	$ 1,000.00	$ 1,021.78	0.68%	$3.47
TrueShares ESG Active Opportunities ETF	1,000.00	1,022.28	0.58	2.96
TrueShares Low Volatility Equity Income ETF	1,000.00	1,021.93	0.65	3.31
RiverNorth Volition America Patriot ETF	1,000.00	1,021.68	0.70	3.57(2)

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

(2)	For comparative purposes only as the Fund was not in operation for the full six-month period.

5

TrueShares ETFs

Performance Overviews

December 31, 2021 (Unaudited)

Hypothetical Growth of $10,000
(Since Commencement through 12/31/2021)

[1]	The Fund has an inception date and commenced operations on February 28, 2020.

[1]	The Fund has an inception date and commenced operations on February 28, 2020.

[1]	The Fund has an inception date and commenced operations on January 27, 2021.

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2021
Total Returns	1 Year	Since Commencement[1]
TrueShares Technology, AI & Deep Learning ETF —NAV	(0.90)%	41.19%
TrueShares Technology, AI & Deep Learning ETF —Market	(0.96)%	41.18%
NASDAQ Composite Total Return Index	22.18%	39.73%

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2021
Total Returns	1 Year	Since Commencement[1]
TrueShares ESG Active Opportunities ETF – NAV	18.40%	32.06%
TrueShares ESG Active Opportunities ETF – Market	18.42%	32.08%
S&P 500 Total Return Index	28.71%	31.74%

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
TrueShares Low Volatility Equity Income ETF —NAV	20.10%
TrueShares Low Volatility Equity Income ETF —Market	20.17%
S&P 500 Price Index	27.07%

6

TrueShares ETFs

Performance Overviews

December 31, 2021 (Unaudited) (Continued)

Hypothetical Growth of $10,000
(Since Commencement through 12/31/2021)

[1]	The Fund has an inception date and commenced operations on December 31, 2021. The Fund has no historical performance.

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
RiverNorth Volition America Patriot ETF —NAV	—%
RiverNorth Volition America Patriot ETF —Market	—%
S&P 500 Total Return Index	—%

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (877) 774-8789. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (NAV), and are individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced.

The NASDAQ Total Return Composite Index is a stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. The index is market capitalization-weighted. The composition of the NASDAQ Composite is heavily weighted towards information technology companies. The total return index includes reinvestment of all cash dividends on the ex-date.

The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P 500 Price Index does not include reinvestment of dividends.

7

TrueShares Technology, AI & Deep Learning ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
COMMON STOCKS — 94.6%
Biotechnology — 7.0%
Berkeley Lights, Inc. (a)	23,058	$419,194
Guardant Health, Inc. (a)	11,939	1,194,139
Relay Therapeutics, Inc. (a)	32,710	1,004,524
		2,617,857
Computers — 21.0%
Crowdstrike Holdings, Inc. - Class A (a)	12,241	2,506,345
Varonis Systems, Inc. (a)	31,785	1,550,472
Zscaler, Inc. (a)	12,049	3,871,705
		7,928,522
Internet — 9.6%
Amazon.com, Inc. (a)	308	1,026,977
Anaplan, Inc. (a)	27,587	1,264,864
Okta, Inc. (a)	5,857	1,312,963
		3,604,804
Pharmaceuticals — 1.3%
AbCellera Biologics, Inc. (a)(b)	34,339	491,048

Semiconductors — 14.4%
Advanced Micro Devices, Inc. (a)	2,762	397,452
NVIDIA Corp.	9,897	2,910,806
Xilinx, Inc.	10,067	2,134,506
		5,442,764
Software — 41.3% (c)
Datadog, Inc. - Class A (a)	17,359	3,091,812
Elastic N.V. (a)(b)	11,652	1,434,245
ROBLOX Corp. - Class A (a)	18,289	1,886,693
Samsara, Inc. - Class A (a)	45,718	1,285,133
Schrodinger, Inc. (a)	16,970	591,065
SentinelOne, Inc. (a)	29,248	1,476,732
ServiceNow, Inc. (a)	2,257	1,465,041
Twilio, Inc. - Class A (a)	5,808	1,529,479
UiPath, Inc. (a)	22,640	976,463
Unity Software, Inc. (a)	12,873	1,840,710
		15,577,373
TOTAL COMMON STOCKS (Cost $33,137,052)		35,662,368

	Shares	Value
MONEY MARKET FUNDS — 4.0%
First American Treasury Obligations Fund - Class X, 0.01% (d)	1,513,951	$1,513,951
TOTAL MONEY MARKET FUNDS (Cost $1,513,951)		1,513,951

TOTAL INVESTMENTS (Cost $34,651,003) — 98.6%		37,176,319
Other assets and liabilities, net — 1.4%		517,612
TOTAL NET ASSETS — 100.0%		$37,693,931

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(d)	The rate shown is the seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

8

TrueShares ESG Active Opportunities ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
COMMON STOCKS — 95.7%
Apparel — 2.1%
NIKE, Inc. - Class B	1,270	$211,671

Auto Manufacturers — 4.9%
Tesla, Inc. (a)	478	505,141

Banks — 3.3%
JPMorgan Chase & Co.	1,140	180,519
Truist Financial Corp.	2,793	163,530
		344,049
Beverages — 1.3%
PepsiCo, Inc.	800	138,968

Biotechnology — 1.0%
Amgen, Inc.	230	51,743
Gilead Sciences, Inc.	751	54,530
		106,273
Chemicals — 1.9%
International Flavors & Fragrances, Inc.	1,330	200,365

Commercial Services — 5.6%
Block, Inc. (a)	1,320	213,193
Moody’s Corp.	238	92,958
PayPal Holdings, Inc. (a)	705	132,949
S&P Global, Inc.	290	136,860
		575,960
Computers — 3.0%
Apple, Inc.	1,727	306,663

Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co.	890	75,953

Distribution & Wholesale — 2.5%
WW Grainger, Inc.	495	256,529

	Shares	Value
Diversified Financial Services — 5.3%
American Express Co.	1,439	$235,421
BlackRock, Inc.	170	155,645
Mastercard, Inc. - Class A	450	161,694
		552,760
Electric — 0.9%
Eversource Energy	1,040	94,619

Energy, Alternate Sources — 3.0%
Enphase Energy, Inc. (a)	1,699	310,815

Food — 2.7%
Beyond Meat, Inc. (a)	738	48,088
Sysco Corp.	2,986	234,550
		282,638
Healthcare Products — 3.6%
Abbott Laboratories	1,591	223,917
Thermo Fisher Scientific, Inc.	219	146,126
		370,043
Healthcare Services — 1.7%
Teladoc Health, Inc. (a)	432	39,666
UnitedHealth Group, Inc.	273	137,084
		176,750
Insurance — 1.6%
The Allstate Corp.	1,392	163,769

Internet — 11.5%
Alphabet, Inc. - Class A (a)	116	336,056
Amazon.com, Inc. (a)	64	213,398
Booking Holdings, Inc. (a)	68	163,148
Netflix, Inc. (a)	190	114,464
Spotify Technology SA (a)(b)	207	48,444
Twitter, Inc. (a)	3,583	154,857
Uber Technologies, Inc. (a)	3,803	159,460
		1,189,827
Machinery Diversified — 3.5%
Rockwell Automation, Inc.	1,023	356,874

Media — 2.0%
The Walt Disney Co. (a)	1,345	208,327

Miscellaneous Manufacturing — 1.4%
Illinois Tool Works, Inc.	587	144,872

The accompanying notes are an integral part of the financial statements.

9

TrueShares ESG Active Opportunities ETF

Schedule of Investments

December 31, 2021 (Continued)

	Shares	Value
Pharmaceuticals — 4.3%
AbbVie, Inc.	942	$127,547
AmerisourceBergen Corp.	1,367	181,660
Cardinal Health, Inc.	636	32,748
Johnson & Johnson	330	56,453
Merck & Co., Inc.	561	42,995
		441,403
Retail — 7.0%
Costco Wholesale Corp.	433	245,813
Starbucks Corp.	1,580	184,813
Target Corp.	304	70,358
The Home Depot, Inc.	292	121,183
Tractor Supply Co.	420	100,212
		722,379
Semiconductors — 8.2%
Advanced Micro Devices, Inc. (a)	1,175	169,083
Lam Research Corp.	242	174,034
NVIDIA Corp.	1,200	352,932
QUALCOMM, Inc.	820	149,953
		846,002
Software — 10.2%
Adobe, Inc. (a)	303	171,819
Electronic Arts, Inc.	824	108,686
Intuit, Inc.	230	147,941
Microsoft Corp.	1,095	368,270
MSCI, Inc.	331	202,800
Zoom Video Communications, Inc. - Class A (a)	304	55,909
		1,055,425
Telecommunications — 1.0%
Verizon Communications, Inc.	1,982	102,985

Transportation — 1.5%
Expeditors International of Washington, Inc.	1,156	155,239

TOTAL COMMON STOCKS (Cost $6,751,691)		9,896,299

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 3.7%
AvalonBay Communities, Inc.	701	$177,066
Prologis, Inc.	1,241	208,934
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $253,031)		386,000

MONEY MARKET FUNDS — 0.6%
First American Treasury Obligations Fund - Class X, 0.01% (c)	64,363	64,363
TOTAL MONEY MARKET FUNDS (Cost $64,363)		64,363

TOTAL INVESTMENTS (Cost $7,069,085) — 100.0%		10,346,662
Other assets and liabilites, net — 0.0% (d)		941
TOTAL NET ASSETS — 100.0%		$10,347,603

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	The rate shown is the seven-day yield at period end.

(d)	Amount is less than 0.05%.

The accompanying notes are an integral part of the financial statements.

10

TrueShares Low Volatility Equity Income ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace & Defense — 6.0%
Lockheed Martin Corp.	3,928	$1,396,051
Raytheon Technologies Corp.	16,105	1,385,996
		2,782,047
Agriculture — 7.2%
Altria Group, Inc.	34,296	1,625,287
Philip Morris International, Inc.	18,051	1,714,845
		3,340,132
Banks — 11.6%
JPMorgan Chase & Co.	8,684	1,375,112
The PNC Financial Services Group, Inc.	6,748	1,353,109
Truist Financial Corp.	23,488	1,375,222
U.S. Bancorp	22,171	1,245,345
		5,348,788
Electric — 3.3%
Avangrid, Inc.	30,356	1,514,157

Healthcare Services — 4.6%
UnitedHealth Group, Inc.	4,252	2,135,099

Insurance — 3.2%
Aflac, Inc.	25,728	1,502,258

Internet — 3.7%
NortonLifeLock, Inc.	66,276	1,721,850

Oil & Gas — 12.3%
Chevron Corp.	16,128	1,892,621
Devon Energy Corp.	46,060	2,028,943
Exxon Mobil Corp.	28,559	1,747,525
		5,669,089

	Shares	Value
Pharmaceuticals — 10.6%
AbbVie, Inc.	16,541	$2,239,651
Pfizer, Inc.	21,440	1,266,032
Viatris, Inc.	101,320	1,370,860
		4,876,543
Pipelines — 4.2%
Enbridge, Inc. (a)	22,009	860,112
Kinder Morgan, Inc.	68,528	1,086,854
		1,946,966
Private Equity — 2.8%
Blackstone, Inc.	10,027	1,297,394

Retail — 6.7%
Genuine Parts Co.	11,097	1,555,800
Walgreens Boots Alliance, Inc.	29,420	1,534,547
		3,090,347
Savings & Loans — 2.9%
New York Community Bancorp, Inc.	108,839	1,328,924

Telecommunications — 11.5%
AT&T, Inc.	72,401	1,781,065
Cisco Systems, Inc.	28,738	1,821,127
Verizon Communications, Inc.	32,753	1,701,846
		5,304,038
Transportation — 7.5%
Union Pacific Corp.	8,918	2,246,712
United Parcel Service, Inc. - Class B	5,727	1,227,525
		3,474,237
TOTAL COMMON STOCKS (Cost $42,400,852)		45,331,869

TOTAL INVESTMENTS (Cost $42,400,852) — 98.1%		45,331,869
Other assets and liabilities, net — 1.9%		893,412
TOTAL NET ASSETS — 100.0%		$46,225,281

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.

The accompanying notes are an integral part of the financial statements.

11

RiverNorth Volition America Patriot ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets.

	Shares	Value
COMMON STOCKS — 86.3%
Advertising — 0.4%
The Trade Desk, Inc. - Class A (a)	50	$4,582

Agriculture — 0.4%
Altria Group, Inc.	100	4,739

Airlines — 0.4%
Southwest Airlines Co. (a)	112	4,798

Auto Manufacturers — 0.4%
TuSimple Holdings, Inc. - Class A (a)	136	4,876

Banks — 6.6%
Bank OZK	52	2,420
BOK Financial Corp.	22	2,321
CIT Group, Inc.	48	2,464
Citizens Financial Group, Inc.	50	2,363
Comerica, Inc.	28	2,436
Commerce Bancshares, Inc.	34	2,337
Cullen/Frost Bankers, Inc.	18	2,269
East West Bancorp, Inc.	30	2,360
Fifth Third Bancorp	54	2,352
First Citizens BancShares, Inc.	2	1,660
First Financial Bankshares, Inc.	46	2,339
First Horizon Corp.	146	2,384
First Republic Bank	12	2,478
Glacier Bancorp, Inc.	42	2,381
Huntington Bancshares, Inc.	154	2,375
KeyCorp	104	2,406
M&T Bank Corp.	16	2,457
PacWest Bancorp	52	2,349
Pinnacle Financial Partners, Inc.	26	2,483
Prosperity Bancshares, Inc.	34	2,458
Regions Financial, Corp.	110	2,398
Signature Bank of New York	8	2,588

	Shares	Value
Banks (continued)
SouthState Corp.	30	$2,403
SVB Financial Group (a)	4	2,713
Synovus Financial Corp.	50	2,394
The PNC Financial Services Group, Inc.	12	2,406
Truist Financial Corp.	40	2,342
UMB Financial Corp.	22	2,334
U.S. Bancorp	42	2,359
Valley National Bancorp	174	2,393
Webster Financial Corp.	42	2,345
Wells Fargo & Co.	50	2,399
Western Alliance Bancorp	22	2,368
Wintrust Financial Corp.	26	2,361
Zions Bancorp NA	38	2,400
		83,295
Beverages — 0.8%
Constellation Brands, Inc. - Class A	20	5,019
The Boston Beer Co., Inc. - Class A	10	5,051
		10,070
Biotechnology — 3.7%
Arena Pharmaceuticals, Inc. (a)	52	4,833
Arrowhead Pharmaceuticals, Inc. (a)	70	4,641
Beam Therapeutics, Inc. (a)	58	4,622
Denali Therapeutics, Inc. (a)	106	4,727
Fate Therapeutics, Inc. (a)	80	4,681
Moderna, Inc. (a)	18	4,571
Novavax, Inc. (a)	30	4,292
Seagen, Inc. (a)	30	4,638
United Therapeutics Corp. (a)	22	4,754
Vir Biotechnology, Inc. (a)	118	4,941
		46,700
Building Materials — 3.0%
Builders FirstSource, Inc. (a)	56	4,800
Eagle Materials, Inc.	28	4,661
Martin Marietta Materials, Inc.	10	4,405
MDU Resources Group, Inc.	154	4,749
The AZEK Co., Inc. (a)	104	4,809
Trex Co., Inc. (a)	36	4,861
UFP Industries, Inc.	52	4,785
Vulcan Materials Co.	22	4,567
		37,637
Commercial Services — 3.8%
ADT, Inc.	570	4,794
Affirm Holdings, Inc. (a)	24	2,414
AMERCO	6	4,357
AMN Healthcare Services, Inc. (a)	40	4,893
ASGN, Inc. (a)	38	4,689
Block, Inc. (a)	14	2,261
Booz Allen Hamilton Holding Corp.	56	4,748

The accompanying notes are an integral part of the financial statements.

12

RiverNorth Volition America Patriot ETF

Schedule of Investments

December 31, 2021 (Continued)

	Shares	Value
Commercial Services (continued)
Mister Car Wash, Inc. (a)	260	$4,735
Paylocity Holding Corp. (a)	20	4,723
R1 RCM, Inc. (a)	188	4,792
TriNet Group, Inc. (a)	50	4,763
		47,169
Computers — 0.4%
CACI International, Inc. - Class A (a)	18	4,846

Distribution & Wholesale — 0.7%
Core & Main, Inc. - Class A (a)	154	4,672
SiteOne Landscape Supply, Inc. (a)	20	4,846
		9,518
Diversified Financial Services — 2.7%
Ally Financial, Inc.	50	2,380
Ameriprise Financial, Inc.	8	2,413
Apollo Global Management, Inc.	32	2,318
Cboe Global Markets, Inc.	18	2,347
Credit Acceptance Corp. (a)	4	2,751
Discover Financial Services	20	2,311
LPL Financial Holdings, Inc.	14	2,241
OneMain Holdings, Inc.	48	2,402
Santander Consumer USA Holdings, Inc.	56	2,353
SLM Corp.	122	2,400
Synchrony Financial	52	2,412
The Charles Schwab Corp.	28	2,355
T. Rowe Price Group, Inc.	12	2,360
Upstart Holdings, Inc. (a)	16	2,421
		33,464
Electric — 10.3%
Alliant Energy Corp.	78	4,795
Ameren Corp.	54	4,806
American Electric Power Co., Inc.	54	4,804
Avangrid, Inc.	94	4,689
CenterPoint Energy, Inc.	170	4,745
CMS Energy Corp.	74	4,814
Consolidated Edison, Inc.	56	4,778
Dominion Energy, Inc.	60	4,714
DTE Energy Co.	40	4,782
Duke Energy Corp.	46	4,825
Edison International	70	4,777
Entergy Corp.	42	4,731
Evergy, Inc.	70	4,803
Eversource Energy	52	4,731
Exelon Corp.	82	4,736
FirstEnergy Corp.	114	4,741
IDACORP, Inc.	42	4,759
NextEra Energy, Inc.	52	4,855
NRG Energy, Inc.	110	4,739

	Shares	Value
Electric (continued)
OGE Energy Corp.	124	$4,759
PG&E Corp. (a)	394	4,783
Pinnacle West Capital Corp.	68	4,800
Public Service Enterprise Group, Inc.	72	4,805
The Southern Co.	70	4,801
Vistra Corp.	212	4,827
WEC Energy Group, Inc.	48	4,659
Xcel Energy, Inc.	70	4,739
		128,797
Energy, Alternate Sources — 0.4%
Sunrun, Inc. (a)	140	4,802

Engineering & Construction — 1.2%
EMCOR Group, Inc.	38	4,841
MasTec, Inc. (a)	52	4,799
TopBuild Corp. (a)	18	4,966
		14,606
Entertainment — 1.5%
Caesars Entertainment, Inc. (a)	52	4,864
Churchill Downs, Inc.	20	4,818
Penn National Gaming, Inc. (a)	92	4,770
SeaWorld Entertainment, Inc. (a)	74	4,800
		19,252
Environmental Control — 0.7%
Republic Services, Inc.	34	4,742
Waste Management, Inc.	28	4,673
		9,415
Food — 1.9%
Albertsons Cos., Inc. - Class A	158	4,770
Flowers Foods, Inc.	174	4,780
Performance Food Group Co. (a)	104	4,773
The Kroger Co.	106	4,797
US Foods Holding Corp. (a)	136	4,737
		23,857
Gas — 1.1%
Atmos Energy Corp.	46	4,819
National Fuel Gas Co.	74	4,732
NiSource, Inc.	172	4,749
		14,300
Healthcare Services — 5.6%
Acadia Healthcare Co., Inc. (a)	80	4,856
agilon health, Inc. (a)	174	4,698
Amedisys, Inc. (a)	28	4,533
Anthem, Inc.	10	4,635
Centene Corp. (a)	56	4,615
Chemed Corp.	8	4,232
DaVita, Inc. (a)	42	4,778
HCA Healthcare, Inc.	18	4,625

The accompanying notes are an integral part of the financial statements.

13

RiverNorth Volition America Patriot ETF

Schedule of Investments

December 31, 2021 (Continued)

	Shares	Value
Healthcare Services (continued)
Humana, Inc.	10	$4,639
Medpace Holdings, Inc. (a)	22	4,788
Molina Healthcare, Inc. (a)	14	4,453
Oak Street Health, Inc. (a)	136	4,507
Quest Diagnostics, Inc.	28	4,844
Tenet Healthcare Corp. (a)	58	4,738
UnitedHealth Group, Inc.	10	5,021
		69,962
Home Builders — 1.5%
D.R. Horton, Inc.	44	4,772
Lennar Corp. - Class A	42	4,879
PulteGroup, Inc.	84	4,801
Toll Brothers, Inc.	66	4,778
		19,230
Household Products & Wares — 0.4%
Reynolds Consumer Products, Inc.	152	4,773

Insurance — 3.5%
American Financial Group, Inc.	18	2,472
Brown & Brown, Inc.	34	2,389
Cincinnati Financial Corp.	22	2,506
Equitable Holdings, Inc.	72	2,361
Erie Indemnity Co. - Class A	12	2,312
Fidelity National Financial, Inc.	46	2,400
First American Financial Corp.	30	2,347
Globe Life, Inc.	26	2,437
Kinsale Capital Group, Inc.	10	2,379
Lincoln National Corp.	34	2,321
Loews Corp.	42	2,426
Markel Corp. (a)	2	2,468
Old Republic International Corp.	98	2,409
RLI Corp.	22	2,466
The Allstate Corp.	20	2,353
The Hartford Financial Services Group, Inc.	34	2,347
The Progressive Corp.	24	2,464
Voya Financial, Inc.	36	2,387
		43,244
Internet — 2.3%
Chewy, Inc. - Class A (a)	80	4,717
DoorDash, Inc. - Class A (a)	32	4,765
Lyft, Inc. - Class A (a)	110	4,700
Opendoor Technologies, Inc. (a)	162	2,367
Robinhood Markets, Inc. - Class A (a)	132	2,344
Roku, Inc. (a)	20	4,564
Zillow Group, Inc. - Class C (a)	76	4,853
		28,310
Investment Companies — 0.6%
Ares Capital Corp.	114	2,416

	Shares	Value
Investment Companies (continued)
FS KKR Capital Corp.	114	$2,387
Owl Rock Capital Corp.	170	2,407
		7,210
Iron & Steel — 0.4%
Steel Dynamics, Inc.	76	4,717

Leisure Time — 0.4%
Planet Fitness, Inc. - Class A	52	4,710

Lodging — 0.8%
Boyd Gaming Corp. (a)	72	4,721
Hilton Grand Vacations, Inc. (a)	92	4,794
		9,515
Media — 3.0%
Cable One, Inc.	2	3,527
Charter Communications, Inc. - Class A (a)	8	5,216
DISH Network Corp. - Class A (a)	144	4,671
Fox Corp. - Class A	126	4,650
Liberty Broadband Corp. - Class C (a)	30	4,833
Nexstar Media Group, Inc. - Class A	32	4,831
Sirius XM Holdings, Inc.	740	4,699
The New York Times Co. - Class A	98	4,733
		37,160
Mining — 0.4%
MP Materials Corp. (a)	106	4,815

Oil & Gas — 4.3%
Antero Resources Corp. (a)	268	4,690
Chesapeake Energy Corp.	74	4,775
Continental Resources, Inc.	106	4,745
Coterra Energy, Inc.	244	4,636
Devon Energy Corp.	108	4,757
Diamondback Energy, Inc.	44	4,745
EOG Resources, Inc.	54	4,797
EQT Corp. (a)	216	4,711
Marathon Petroleum Corp.	74	4,735
Pioneer Natural Resources Co.	26	4,729
Southwestern Energy Co. (a)	990	4,613
Texas Pacific Land Corp.	2	2,498
		54,431
Packaging & Containers — 0.4%
Packaging Corp. of America	36	4,901

Pharmaceuticals — 3.4%
AmerisourceBergen Corp.	36	4,784
Cardinal Health, Inc.	92	4,737
Cigna Corp.	20	4,593
CVS Health Corp.	46	4,745

The accompanying notes are an integral part of the financial statements.

14

RiverNorth Volition America Patriot ETF

Schedule of Investments

December 31, 2021 (Continued)

	Shares	Value
Pharmaceuticals (continued)
Intellia Therapeutics, Inc. (a)	40	$4,730
Neurocrine Biosciences, Inc. (a)	56	4,769
Option Care Health, Inc. (a)	168	4,778
Premier, Inc. - Class A	116	4,776
Sarepta Therapeutics, Inc. (a)	52	4,682
		42,594
Pipelines — 1.5%
Kinder Morgan, Inc.	300	4,758
ONEOK, Inc.	82	4,818
Targa Resources Corp.	92	4,806
The Williams Cos., Inc.	184	4,791
		19,173
Private Equity — 0.4%
Ares Management Corp. - Class A	30	2,438
Blackstone, Inc.	18	2,329
		4,767
Real Estate — 0.2%
The Howard Hughes Corp. (a)	24	2,443

Retail — 8.9%
AutoNation, Inc. (a)	42	4,908
BJ’s Wholesale Club Holdings, Inc. (a)	72	4,822
Burlington Stores, Inc. (a)	16	4,664
CarMax, Inc. (a)	38	4,949
Carvana Co. (a)	20	4,636
Casey’s General Stores, Inc.	24	4,736
Chipotle Mexican Grill, Inc. (a)	2	3,497
Darden Restaurants, Inc.	32	4,820
Dick’s Sporting Goods, Inc.	42	4,829
Dollar General Corp.	20	4,717
Five Below, Inc. (a)	24	4,965
Floor & Decor Holdings, Inc. - Class A (a)	36	4,680
Kohl’s Corp.	94	4,643
Lithia Motors, Inc.	16	4,751
Macy’s, Inc.	178	4,660
Murphy USA, Inc.	24	4,782
O’Reilly Automotive, Inc. (a)	6	4,237
RH (a)	8	4,287
Ross Stores, Inc.	42	4,800
Target Corp.	20	4,629
Texas Roadhouse, Inc.	52	4,643
Tractor Supply Co.	20	4,772
Ulta Beauty, Inc. (a)	12	4,948
Wingstop, Inc.	26	4,493
		111,868
Savings & Loans — 0.8%
New York Community Bancorp, Inc.	196	2,393
People’s United Financial, Inc.	136	2,423
Sterling Bancorp	92	2,373

	Shares	Value
Savings & Loans (continued)
TFS Financial Corp.	134	$2,395
		9,584
Shipbuilding — 0.4%
Huntington Ingalls Industries, Inc.	26	4,855

Software — 2.9%
Bill.com Holdings, Inc. (a)	18	4,485
Change Healthcare, Inc. (a)	222	4,746
DoubleVerify Holdings, Inc. (a)	142	4,726
Intuit, Inc.	8	5,146
Jack Henry & Associates, Inc.	14	2,338
Paychex, Inc.	34	4,641
Paycom Software, Inc. (a)	12	4,982
Paycor HCM, Inc. (a)	162	4,667
		35,731
Telecommunications — 0.7%
Frontier Communications Parent, Inc. (a)	158	4,660
Verizon Communications, Inc.	92	4,780
		9,440
Transportation — 2.7%
CSX Corp.	128	4,813
JB Hunt Transport Services, Inc.	24	4,906
Knight-Swift Transportation Holdings, Inc.	78	4,753
Landstar System, Inc.	26	4,655
Norfolk Southern Corp.	16	4,763
Old Dominion Freight Line, Inc.	14	5,017
Saia, Inc. (a)	14	4,718
		33,625
Water — 0.4%
Essential Utilities, Inc.	88	4,725
TOTAL COMMON STOCKS (Cost $1,078,506)		1,078,506

PARTNERSHIPS — 3.5%
Investment Companies — 0.4%
Icahn Enterprises LP	96	4,761

Pipelines — 3.1%
Cheniere Energy Partners LP	112	4,731
DCP Midstream LP	178	4,891
Energy Transfer LP	582	4,790
Enterprise Products Partners LP	220	4,831
Magellan Midstream Partners LP	106	4,923
MPLX LP	164	4,853
Phillips 66 Partners LP	132	4,761
Western Midstream Partners LP	222	4,944
		38,724
TOTAL PARTNERSHIPS (Cost $43,485)		43,485

The accompanying notes are an integral part of the financial statements.

15

RiverNorth Volition America Patriot ETF

Schedule of Investments

December 31, 2021 (Continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 9.9%
AGNC Investment Corp.	158	$2,376
Agree Realty Corp.	34	2,426
Alexandria Real Estate Equities, Inc.	10	2,230
American Campus Communities, Inc.	42	2,406
American Homes 4 Rent - Class A	54	2,355
Apartment Income REIT Corp.	44	2,405
AvalonBay Communities, Inc.	10	2,526
Blackstone Mortgage Trust, Inc. - Class A	78	2,388
Boston Properties, Inc.	20	2,304
Brixmor Property Group, Inc.	94	2,389
Camden Property Trust	14	2,502
Cousins Properties, Inc.	60	2,417
Crown Castle International Corp.	12	2,505
CubeSmart	42	2,390
CyrusOne, Inc.	26	2,333
Douglas Emmett, Inc.	70	2,345
Duke Realty Corp.	36	2,363
EastGroup Properties, Inc.	10	2,279
Equity LifeStyle Properties, Inc.	28	2,454
Equity Residential	26	2,353
Essex Property Trust, Inc.	6	2,113
Extra Space Storage, Inc.	10	2,267
Federal Realty Investment Trust	18	2,454
First Industrial Realty Trust, Inc.	36	2,383
Gaming and Leisure Properties, Inc.	50	2,433
Healthcare Trust of America, Inc. - Class A	70	2,337
Healthpeak Properties, Inc.	66	2,382
Host Hotels & Resorts, Inc. (a)	136	2,365
Innovative Industrial Properties, Inc.	10	2,629

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (continued)
Invitation Homes, Inc.	52	$2,358
Kilroy Realty Corp.	36	2,393
Kimco Realty Corp.	98	2,416
Lamar Advertising Co. - Class A	20	2,426
Life Storage, Inc.	16	2,451
MGM Growth Properties LLC - Class A	58	2,369
Mid-America Apartment Communities, Inc.	10	2,294
National Retail Properties, Inc.	50	2,404
New Residential Investment Corp.	222	2,378
PS Business Parks, Inc.	12	2,210
Public Storage	6	2,247
Realty Income Corp.	34	2,434
Regency Centers Corp.	32	2,411
Rexford Industrial Realty, Inc.	30	2,433
Ryman Hospitality Properties, Inc. (a)	26	2,391
Simon Property Group, Inc.	14	2,237
Spirit Realty Capital, Inc.	50	2,409
STAG Industrial, Inc.	50	2,398
STORE Capital Corp.	68	2,339
Terreno Realty Corp.	28	2,388
UDR, Inc.	40	2,400
VICI Properties, Inc.	80	2,409
Vornado Realty Trust	56	2,344
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $123,648)		123,648

TOTAL INVESTMENTS (Cost $1,245,639) — 99.7%		1,245,639
Other assets and liabilities, net — 0.3%		4,361
TOTAL NET ASSETS — 100.0%		$1,250,000

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

16

THIS PAGE INTENTIONALLY LEFT BLANK

TrueShares ETFs

Statements of Assets and Liabilities

December 31, 2021

	TrueShares Technology, AI & Deep Learning ETF	TrueShares ESG Active Opportunities ETF	TrueShares Low Volatility Equity Income ETF	RiverNorth Volition America Patriot ETF
Assets
Investments, at value (cost $34,651,003, $7,069,085, $42,400,852, and $1,245,639 respectively)	$37,176,319	$10,346,662	$45,331,869	$1,245,639
Dividends and interest receivable	19	5,989	101,793	—
Receivable for Fund shares sold	9,460,350	—	—	1,250,000
Receivable for investment securities sold	—	—	1,292,915	—
Total assets	46,636,688	10,352,651	46,726,577	2,495,639

Liabilities
Payable to Adviser	17,658	5,048	25,114	—
Payable for investment securities purchased	8,925,099	—	—	1,245,639
Due to Custodian	—	—	476,182	—
Total liabilities	8,942,757	5,048	501,296	1,245,639
Net Assets	$37,693,931	$10,347,603	$46,225,281	$1,250,000

Net Assets Consists of:
Paid-in capital	$35,798,616	$7,076,244	$43,551,301	$1,250,000
Total distributable earnings	1,895,315	3,271,359	2,673,980	—
Net Assets	$37,693,931	$10,347,603	$46,225,281	$1,250,000

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	800,000	250,000	1,600,000	50,000
Net Asset Value, redemption price and offering price per share	$47.12	$41.39	28.89	$25.00

The accompanying notes are an integral part of the financial statements.

18

TrueShares ETFs

Statements of Operations

For the Year or Period Ended December 31, 2021

	TrueShares Technology, AI & Deep Learning ETF	TrueShares ESG Active Opportunities ETF	TrueShares Low Volatility Equity Income ETF(1)	RiverNorth Volition America Patriot ETF(2)
Investment Income
Dividend income (net of witholding taxes and issuance fees of $—, $—, $27,749 and $—, respectively)	$3,997	$95,530	$1,138,919	$—
Interest income	138	23	74	—
Total investment income	4,135	95,553	1,138,993	—

Expenses
Investment advisory fees	199,185	55,230	198,541	—
Total expenses	199,185	55,230	198,541	—
Net investment income (loss)	(195,050)	40,323	940,452	—

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on investments	2,175,206	103,780	412,287	—
Net change in unrealized appreciation/depreciation on:
Investments	(3,572,155)	1,445,350	2,930,825
Foreign currency	—	—	96	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	(3,572,155)	1,445,350	2,930,921	—
Net realized and unrealized gain (loss) on investments and foreign currency	(1,396,949)	1,549,130	3,343,208	—
Net increase (decrease) in net assets from operations	$(1,591,999)	$1,589,453	$4,283,660	$—

(1)	The Fund commenced operations on January 27, 2021.

(2)	The Fund commenced operations on December 31, 2021.

The accompanying notes are an integral part of the financial statements.

19

TrueShares ETFs

Statements of Changes in Net Assets

	TrueShares Technology, AI & Deep Learning ETF		TrueShares ESG Active Opportunities ETF
	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended December 31, 2021	Period Ended December 31, 2020(1)
From Operations
Net investment income (loss)	$(195,050)	$(52,407)	$40,323	$26,525
Net realized gain (loss) on investments	2,175,206	168,341	103,780	(183,545)
Net change in unrealized appreciation/depreciataion on investments	(3,572,155)	6,097,471	1,445,350	1,832,227
Net increase (decrease) in net assets resulting from operations	(1,591,999)	6,213,405	1,589,453	1,675,207

From Distributions
Distributable earnings	(37,530)	—	(41,282)	(26,525)
Return of capital	—	—	—	(678)
Total distributions	(37,530)	—	(41,282)	(27,203)

From Capital Share Transactions
Proceeds from shares sold	19,803,940	23,714,745	1,779,840	5,904,520
Cost of shares redeemed	(7,854,945)	(2,553,685)	—	(532,932)
Net increase in net assets resulting from capital share transactions	11,948,995	21,161,060	1,779,840	5,371,588

Total Increase in Net Assets	10,319,466	27,374,465	3,328,011	7,019,592

Net Assets
Beginning of period	27,374,465	—	7,019,592	—
End of period	$37,693,931	$27,374,465	$10,347,603	$7,019,592

Changes in Shares Outstanding
Shares outstanding, beginning of period	575,000	—	200,000	—
Shares sold	400,000	675,000	50,000	225,000
Shares redeemed	(175,000)	(100,000)	—	(25,000)
Shares outstanding, end of period	800,000	575,000	250,000	200,000

(1)	The Fund commenced operations on February 28, 2020.

The accompanying notes are an integral part of the financial statements.

20

TrueShares ETFs

Statements of Changes in Net Assets

(Continued)

	TrueShares Low Volatility Equity Income ETF	RiverNorth Volition America Patriot ETF
	Period Ended December 31, 2021(1)	Period Ended December 31, 2021(2)
From Operations
Net investment income	$940,452	$—
Net realized gain on investments	412,287	—
Net change in unrealized appreciation/depreciation on investments and foreign currency	2,930,921	—
Net increase in net assets resulting from operations	4,283,660	—

From Distributions
Distributable earnings	(1,612,854)	—
Total distributions	(1,612,854)	—

From Capital Share Transactions
Proceeds from shares sold	43,554,475	1,250,000
Cost of shares redeemed	—	—
Net increase in net assets resulting from capital share transactions	43,554,475	1,250,000

Total Increase in Net Assets	46,225,281	1,250,000

Net Assets
Beginning of period	—	—
End of period	$46,225,281	$1,250,000

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—
Shares sold	1,600,000	50,000
Shares redeemed	—	—
Shares outstanding, end of period	1,600,000	50,000

(1)	The Fund commenced operations on January 27, 2021.

(2)	The Fund commenced operations on December 31, 2021.

The accompanying notes are an integral part of the financial statements.

21

TrueShares ETFs

Financial Highlights

For a Share Outstanding Throughout each Period

	Per Share Operating Performance (For a share outstanding throughout each period)
		Income from Investment Operations				Less Distributions Paid From
	Net Asset Value, Beginning of Period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments		Total from investment operations	Net investment income	Return of capital
TrueShares Technology, AI & Deep Learning ETF
For the year 01/01/2021 - 12/31/2021	$47.61	(0.31)	(0.12	)(8)	(0.43)	—	—
For the period 02/28/2020(7) - 12/31/2020	$25.00	(0.19)	22.80		22.61	—	—
TrueShares ESG Active Opportunities ETF
For the year 01/01/2021 - 12/31/2021	$35.10	0.16	6.29		6.45	(0.16)	—
For the period 02/28/2020(7) - 12/31/2020	$25.00	0.17	10.07		10.24	(0.14)	(0.00	)(8)
TrueShares Low Volatility Equity Income ETF
For the period 01/27/2021(7) - 12/31/2021	$25.00	0.81	4.19		5.00	(0.69)	—
RiverNorth Volition America Patriot ETF
For the period 12/31/2021(7) - 12/31/2021	$25.00	—	—		—	—	—

(1)	Per share net investment income (loss) was calculated using average shares outstanding.

(2)	Annualized for periods less than one year.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(6)

The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(7)	Commencement of operations.

(8)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

22

TrueShares ETFs

Financial Highlights

For a Share Outstanding Throughout each Period (Continued)

	Per Share Operating Performance (For a share outstanding throughout each period)	Ratios/ Supplemental Data
							Ratios to Average Net Assets of: (2)
Total distributions paid	Net Asset Value, End of Period	Total return, at NAV(3)(4)		Total return, at Market(3)(4)		Net assets, end of period (000’s)	Expenses	Net investment income (loss)	Portfolio turnover rate(4)(5)

(0.06)	$47.12	(0.90)%		(0.96)%		$37,694	0.68%	(0.67)%	14%
—	$47.61	90.43%		90.52%		$27,374	0.68%	(0.59)%	30%

(0.16)	$41.39	18.40%		18.42%		$10,348	0.58%	0.42%	14%
(0.14)	$35.10	40.94%		40.93%		$7,020	0.58%	0.70%	29%

(1.11)	$28.89	20.10	%(6)	20.17	%(6)	$46,225	0.65%	3.08%	55%

—	$25.00	—%		—%		$1,250	0.70%	—%	—%

The accompanying notes are an integral part of the financial statements.

23

TrueShares ETFs

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

The TrueShares ETFs are a series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2021, the TrueShares ETFs consist of sixteen active series, four of which are covered in this report (each a “Fund,” and collectively, the “Funds”).

Fund Name	Ticker	Diversified/ Non-Diversified	Commencement of Operations
TrueShares Technology, AI & Deep Learning ETF (“AI ETF”)	LRNZ	Non-diversified	February 28, 2020
TrueShares ESG Active Opportunities ETF (“ESG ETF”)	ECOZ	Diversified	February 28, 2020
TrueShares Low Volatility Equity Income ETF (“DIVZ ETF”)	DIVZ	Non-diversified	January 27, 2021
RiverNorth Volition America Patriot ETF (“FLDZ ETF”)	FLDZ	Non-diversified	December 31, 2021

The operational TrueShares ETFs covered outside of this report consists of:

Fund Name	Ticker	Diversified/ Non-Diversified	Commencement of Operations
TrueShares Structured Outcome (July) ETF (“JULZ ETF”)	JULZ	Non-diversified	July 1, 2020
TrueShares Structured Outcome (August) ETF (“AUGZ ETF”)	AUGZ	Non-diversified	August 3, 2020
TrueShares Structured Outcome (September) ETF (“SEPZ ETF”)	SEPZ	Non-diversified	September 1, 2020
TrueShares Structured Outcome (October) ETF (“OCTZ ETF”)	OCTZ	Non-diversified	October 1, 2020
TrueShares Structured Outcome (November) ETF (“NOVZ ETF”)	NOVZ	Non-diversified	November 2, 2020
TrueShares Structured Outcome (December) ETF (“DECZ ETF”)	DECZ	Non-diversified	December 1, 2020
TrueShares Structured Outcome (January) ETF (“JANZ ETF”)	JANZ	Non-diversified	January 4, 2021
TrueShares Structured Outcome (February) ETF (“FEBZ ETF”)	FEBZ	Non-diversified	February 1, 2021
TrueShares Structured Outcome (March) ETF (“MARZ ETF”)	MARZ	Non-diversified	March 1, 2021
TrueShares Structured Outcome (April) ETF (“APRZ ETF”)	APRZ	Non-diversified	April 1, 2021
TrueShares Structured Outcome (May) ETF (“MAYZ ETF”)	MAYZ	Non-diversified	May 3, 2021
TrueShares Structured Outcome (June) ETF (“JUNZ ETF”)	JUNZ	Non-diversified	June 1, 2021

Each Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its following investment objectives:

Fund	Investment Objective
AI ETF	Seeks to achieve its total return investment objective by investing in common stock of technology, artificial intelligence and deep learning companies.
ESG ETF	Seeks to achieve its total return investment objective by investing in common stock of environmental, social and governance (“ESG”) companies.
DIVZ ETF

Seeks to provide capital appreciation with lower volatility and a higher dividend yield compared to the S&P 500 Index by investing common stocks with the best combination of dividend yield with potential for dividend growth and are currently under-valued in the market.

FLDZ ETF

Seeks capital appreciation by investing in mid to large cap companies that are domiciled in, and with revenues which are primarily generated in, the United States of America. FLDZ is designed to provide an alternative approach to charity and seeks to deliver true impact investing.

Costs incurred by the DIVZ ETF and FLDZ ETF in connection with the organization, registration and the initial public offering of shares were paid by TrueMark Investments, LLC (“TrueMark” or the “Adviser”), the Funds’ Investment Adviser.

24

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

25

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are generally valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time. All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2021, are as follows:

	Level 1	Level 2	Level 3	Total
TrueShares Technology, AI & Deep Learning ETF
Investments - Assets:
Common Stocks*	$35,662,368	$—	$—	$35,662,368
Money Market Funds	1,513,951	—	—	1,513,951
Total Investments - Assets	$37,176,319	$—	$—	$37,176,319

* See the Schedule of Investments for industry classifications.

	Level 1	Level 2	Level 3	Total
TrueShares ESG Active Opportunities ETF
Investments - Assets:
Common Stocks*	$9,896,299	$—	$—	$9,896,299
Real Estate Investment Trusts	386,000	—	—	386,000
Money Market Funds	64,363	—	—	64,363
Total Investments - Assets	$10,346,662	$—	$—	$10,346,662

* See the Schedule of Investments for industry classifications.

26

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

	Level 1	Level 2	Level 3	Total
TrueShares Low Volatility Equity Income ETF
Investments - Assets:
Common Stocks*	$45,331,869	$—	$—	$45,331,869
Total Investments - Assets	$45,331,869	$—	$—	$45,331,869

* See the Schedule of Investments for industry classifications.

	Level 1	Level 2	Level 3	Total
RiverNorth Volition America Patriot ETF
Investments - Assets:
Common Stocks*	$1,078,506	$—	$—	$1,078,506
Partnerships*	43,485	—	—	43,485
Real Estate Investment Trusts	123,648	—	—	123,648
Total Investments - Assets	$1,245,639	$—	$—	$1,245,639

* See the Schedule of Investments for industry classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as separate entities for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The AI ETF, ESG ETF and FLDZ ETF generally pay out dividends from net investment income, if any, at least annually, and distribute its net capital gains, if any, to shareholders at least annually. The DIVZ ETF intends to pay out dividends from net investment income, if any, quarterly. The Funds will declare and pay capital gain distributions, if any, in cash at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income

27

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2021, the Funds’ fiscal period end, the Funds had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of December 31, 2021, the Funds’ fiscal period end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognized no interest or penalties related to uncertain tax benefits in the 2021 fiscal period. At December 31, 2021, the Funds’ fiscal period end, the tax periods from commencement of operations remained open to examination in the Funds’ major tax jurisdiction.

Indemnification

In the normal course of business, the Funds expect to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and TrueMark, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.68%, 0.58%, 0.65% and 0.70% of the AI ETF’s, ESG ETF’s, DIVZ ETF’s, and FLDZ ETF’s average daily net assets, respectively. TrueMark has agreed to pay all expenses of the Funds except the fee paid to TrueMark under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any). TrueMark, in turn, compensates the Sub-Advisers from the management fee it receives.

Black Hill Capital Partners, LLC (the “AI ETF Sub-Adviser”), a Delaware limited liability company serves as the sub-adviser to the AI ETF. Pursuant to a Sub-Advisory Agreement between the Adviser and the AI ETF Sub-Adviser, the AI ETF Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the AI ETF Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is 50% of the Adviser’s net profits. Net profits are calculated as follows: the total Adviser’s fees received by the Adviser from the AI ETF during a fiscal period, less

28

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

the cumulative direct expenses incurred or paid by the Adviser during that period in relation to the AI ETF, which expenses include, without limitation: expense waivers and reimbursements; commissions; legal, administrative and custodial expenses; ntf/platform/omnibus fees; filing and registration fees; proxy solicitation expenses; taxes; interest.

Purview Investments, LLC (the “ESG ETF Sub-Adviser”), a Delaware limited liability company serves as the sub-adviser to the ESG ETF. Pursuant to a Sub-Advisory Agreement between the Adviser and the ESG ETF Sub-Adviser, the ESG ETF Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the ESG ETF Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is 50% of the Adviser’s net profits. Net profits are calculated as follows: the total Adviser’s fees received by the Adviser from the ESG ETF during a fiscal period, less the cumulative direct expenses incurred or paid by the Adviser during that period in relation to the ESG ETF, which expenses include, without limitation: expense waivers and reimbursements; commissions; legal, administrative and custodial expenses; ntf/platform/omnibus fees; filing and registration fees; proxy solicitation expenses; taxes; interest.

Titleist Asset Management, Ltd. (the “DIVZ ETF Sub-Adviser”), a Texas limited liability company serves as sub-adviser to the DIVZ ETF. Pursuant to a Sub-Advisory Agreement between the Adviser and the DIVZ ETF Sub-Adviser, the DIVZ ETF Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. The DIVZ ETF Sub-Advisor is entitled to a sub-advisory fee paid by the Adviser, which is based on the net profits of the fund and calculated as follows: 75% Titleist profit percentage and 25% TrueMark profit percentage on net daily average AUM less than $75 million, 65% Titleist profit percentage and 35% TrueMark profit percentage on net daily average AUM greater than $75 million but less than $150 million, and 50% Titleist profit percentage and 50% TrueMark profit percentage on net daily average AUM greater than $150 million.

RiverNorth Capital Management, LLC (the “FLDZ Sub-Adviser”), a Delaware limited liability company serves as the sub-adviser to the FLDZ ETF. Pursuant to a Sub-Advisory Agreement between the Adviser and the FLDZ ETF Sub-Adviser, the FLDZ ETF Sub-Adviser is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the FLDZ Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is calculated daily and paid monthly at an annual rate based on the Fund assets under management of the FLDZ ETF which is 0.58% on average daily assets. The Sub-Adviser will donate a majority of its sub-advisory fee or 100% of the profit derived from its management of the Fund, whichever is greater, to the Folds of Honor Foundation, a charity focused on providing scholarships to families of veterans.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor pursuant to a Distribution Agreement. The Distributor receives compensation from the Adviser for certain statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees.

29

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

4. CREATION AND REDEMPTION TRANSACTIONS

Shares of the AI ETF, ESG ETF, DIVZ ETF and FLDZ ETF are listed and traded on the NYSE Arca, Inc. Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units”. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by each Fund for each creation order is $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the clearing process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Funds for losses, if any.

30

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

5. FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Period Ended December 31, 2021		Period Ended December 31, 2020
	Ordinary Income(1)	Long-Term Capital Gain	Ordinary Income(1)	Return of Capital
TrueShares Technology, AI & Deep Learning ETF	$37,530	$—	$—	$—
TrueShares ESG Active Opportunities ETF	40,352	930	26,525	678
TrueShares Low Volatility Equity Income ETF	1,612,854	—	—	—
RiverNorth Volition America Patriot ETF	—	—	—	—

(1)	Ordinary income includes short-term capital gains.

At December 31, 2021, the Funds’ fiscal period end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

	TrueShares Technology, AI & Deep Learning ETF	TrueShares ESG Active Opportunities ETF	TrueShares Low Volatility Equity Income ETF	RiverNorth Volition America Patriot ETF
Federal Tax Cost of Investments	$34,952,654	$7,075,302	$42,431,804	$1,245,639
Gross Tax Unrealized Appreciation	$6,538,180	$3,511,638	$3,951,326	$—
Gross Tax Unrealized Depreciation	(4,314,515)	(240,279)	(1,051,357)	—
Net Tax Unrealized Appreciation (Depreciation)	2,223,665	3,271,359	2,899,969	—
Other Accumulated Gain (Loss)	(328,350)	—	(225,989)	—
Total Distributable Earnings / (Accumulated Losses)	$1,895,315	$3,271,359	$2,673,980	$—

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized and specified ordinary losses after October 31 as well as certain specified ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses and post-October losses are determined only at the end of each fiscal year. During the fiscal year ended December 31, 2021, ECOZ utilized short-term capital losses of $101,642. At December 31, 2021, the Funds’ fiscal period end, the Funds had carryforward losses and post-October losses which will be carried forward indefinitely to offset future realized capital gains as follows:

	Indefinite Short- Term Capital Loss Carryover	Late-Year Losses	Post-October Losses
TrueShares Technology, AI & Deep Learning ETF	$328,350	$—	$—
TrueShares ESG Active Opportunities ETF	—	—	—
TrueShares Low Volatility Equity Income ETF	—	199	225,790
RiverNorth Volition America Patriot ETF	—	—	—

31

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind and write-off of net operating losses. For the fiscal period ended December 31, 2021, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid-in Capital
TrueShares Technology, AI & Deep Learning ETF	$(2,606,760)	$2,606,760
TrueShares ESG Active Opportunities ETF	28	(28)
TrueShares Low Volatility Equity Income ETF	3,174	(3,174)
RiverNorth Volition America Patriot ETF	—	—

6. INVESTMENT TRANSACTIONS

During the fiscal period ended December 31, 2021, the Funds realized amounts in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amounts of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
TrueShares Technology, AI & Deep Learning ETF	$2,990,811	$(187,115)
TrueShares ESG Active Opportunities ETF	—	—
TrueShares Low Volatility Equity Income ETF	—	—
RiverNorth Volition America Patriot ETF	—	—

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the fiscal period ended December 31, 2021, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
TrueShares Technology, AI & Deep Learning ETF	$6,378,222	$3,955,671	$16,256,146	$7,495,714
TrueShares ESG Active Opportunities ETF	1,395,193	1,333,047	1,746,757	—
TrueShares Low Volatility Equity Income ETF	17,520,603	17,822,465	42,342,911	—
RiverNorth Volition America Patriot ETF	—	—	1,245,639	—

7. PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities

32

TrueShares ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

A complete description of principal risks is included in the prospectus under the heading “Principal Investment Risks.”

8. SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2021, through the date of issuance of the Funds’ financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

33

TrueShares ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of TrueShares ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TrueShares Technology, AI & Deep Learning ETF, TrueShares ESG Active Opportunities ETF, TrueShares Low Volatility Equity Income ETF, and RiverNorth Volition America Patriot ETF (“TrueShares ETFs” or the “Funds”), each a series of Listed Funds Trust, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
TrueShares Technology, AI & Deep Learning ETF and TrueShares ESG Active Opportunities ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from February 28, 2020 (commencement of operations) through December 31, 2020
TrueShares Low Volatility Equity Income ETF	For the period from January 27, 2021 (commencement of operations) through December 31, 2021
RiverNorth Volition America Patriot ETF	For the one day ended December 31, 2021 (commencement of operations)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2022

34

TrueShares ETFs

Board of Trustees and Officers

December 31, 2021 (Unaudited)

Each Fund’s Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at www.true-shares.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Executive Director of Center for Financial Markets and Policy (since 2016); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (since 2015); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015).	45	Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Horizons ETF Trust I (2015-2019).
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013).	45	Independent Trustee, Series Portfolios Trust (since 2015) (8 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008).	45	Independent Trustee, Frontier Funds, Inc. (since 2020) (7 portfolios).
Interested Trustee
Paul R. Fearday, CPA Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008).	45	None.

35

TrueShares ETFs

Board of Trustees and Officers

December 31, 2021 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie M. Gronstal Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Alia Vasquez Year of birth: 1980	Assistant Secretary	Indefinite term, June 2021 (Resigned, effective January 26, 2022)

Vice President, U.S. Bancorp Fund Services, LLC (since 2017, and 2015 to 2016); Corporate Counsel, Johnson Outdoors (2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010 to 2015); Secretary, Series Portfolios Trust (2015 to 2017).

Steve Jensen Year of birth: 1957	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2011).

36

TrueShares Technology, AI & Deep Learning ETF

TrueShares ESG Active Opportunities ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

December 31, 2021 (Unaudited)

At a meeting held on December 9, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the continuation of the following agreements (collectively, the “Agreements”):

●

an Investment Advisory Agreement (“Advisory Agreement”) between TrueMark Investments LLC (the “Adviser”) and the Trust, on behalf of the TrueShares Technology, AI & Deep Learning ETF and TrueShares ESG Active Opportunities ETF (each, a “Fund” and together, the “Funds”);

●

an Investment Sub-Advisory Agreement (“Black Hill Agreement”) between the Adviser, the Trust, on behalf of the TrueShares Technology, AI & Deep Learning ETF (“LRNZ”), and Black Hill Capital Partners, LLC (“Black Hill Capital” or “Sub-Adviser”); and

●

an Investment Sub-Advisory Agreement (“Purview Agreement”) between the Adviser, the Trust, on behalf of the TrueShares ESG Active Opportunities ETF (“ECOZ”), and Purview Investments, LLC (“Purview Investments” or “Sub-Adviser”).

Pursuant to Section 15 of the 1940 Act and related exemptive relief, to continue after their initial two-year term, the Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Agreements for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Sub-Advisers. The Board uses this information, as well as other information that the Adviser, Sub-Advisers, and other service providers may submit to the Board at the meeting and over the course of the prior year, to help evaluate the Adviser and Sub-Advisers’ fees and other aspects of the Agreements and decide whether to renew the Agreements for an additional year. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of an investment advisory agreement.

As discussed in further detail below, prior to and at the Meeting, the Board was presented with information to help it evaluate the Adviser and Sub-Advisers’ fees and other aspects of the Agreements. In addition to the written materials provided to the Board, representatives from the Adviser and Sub-Advisers provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser and Sub-Advisers, and additional information about the Adviser and Sub-Advisers’ personnel and operations. During the Meeting, the Board discussed the materials it received, including memoranda from legal counsel to the Trust on the responsibilities of the Trustees in considering the approval of the Agreements under the 1940 Act, considered the written materials that it received before the Meeting and the oral presentations, and deliberated on the approval of the Agreements in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser and Sub-Advisers. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the advisory and sub-advisory arrangements and the Trustees’ responsibilities relating thereto. The consideration of the continuation of the Agreements was conducted by both the full Board and the Independent Trustees, who also voted separately.

At the Meeting, the Board and the Independent Trustees evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Advisers to the Funds; (ii) each Fund’s expenses and performance; (iii) the cost of the services provided and profits to be realized by the Adviser and Sub-Advisers from the relationship with each Fund; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for each Fund reflects economies of scale shared its respective Fund shareholders; (vi) any benefits derived by the Adviser and Sub-Advisers from the relationship with each Fund, including any fall-out benefits enjoyed by the Adviser and Sub-Advisers; and (vii) other factors the Board deemed relevant. The Board deliberated on the renewal of the Agreements in light of the written materials that it received before the Meeting, information it received at the Meeting, and information it had received at prior board meetings. In its deliberations, the Board considered

37

TrueShares Technology, AI & Deep Learning ETF

TrueShares ESG Active Opportunities ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

December 31, 2021 (Unaudited) (Continued)

the factors and reached the conclusions described below relating to the advisory and sub-advisory arrangements and the renewal of the Agreements. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Agreement, noting that the Adviser would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer (“CCO”). The Board also considered its previous experience with the Adviser providing investment management services to the Funds, as well as other series of the Trust. The Board noted that it had received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

The Board also considered other services currently provided by the Adviser to the Funds, such as monitoring adherence to each Fund’s investment restrictions, overseeing the activities of the Funds’ investment sub-advisers, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which each Fund achieved its investment objective as an actively-managed fund. The Board further considered the oral information provided by the Adviser with respect to the impact of the COVID-19 pandemic on the Adviser’s operations.

Historical Performance. The Board noted that it had received information regarding each Fund’s performance for various time periods in the Materials and primarily considered each Fund’s performance for period ended September 30, 2021.

TrueMark Technology, AI & Deep Learning ETF: The Board noted that, for the one-year period, the Fund underperformed the Nasdaq Composite Total Return Index (the “Benchmark”), before fees and expenses, and outperformed the Benchmark for the since inception period. The Board further noted that, for the one-year period, the Fund underperformed the median for funds in the universe of Technology ETFs as reported by Morningstar (the “Category Peer Group”).

TrueShares ESG Active Opportunities ETF: The Board noted that, for the one-year period, the Fund underperformed the S&P 500 Index (the “Benchmark”), before fees and expenses, and outperformed the Benchmark for the since inception period. The Board further noted that, for the one-year period, the Fund outperformed the median for funds in the universe of Large Growth ETFs as reported by Morningstar (the “Category Peer Group”).

The Board also considered the Fund’s performance relative to its competitors identified by the Adviser which are actively managed small cap equity funds (the “Selected Peer Group”). The Board noted the Fund outperformed the Selected Peer Group for the one-year period.

Cost of Services Provided and Profitability. The Board reviewed the expense ratio for each of the Funds and compared each Fund’s expense ratio to its respective Category Peer Group and Selected Peer Group as follows:

TrueMark Technology, AI & Deep Learning ETF: The Board noted that the expense ratio for the Fund, which consists entirely of the “unified fee” described below, was lower than the median of its Category Peer Group. The Board also considered the Fund’s expense ratio relative to its competitors identified by the Adviser (the “Selected Peer Group”). The Board further noted that the Fund’s expense ratio was within the range of expense ratios for the Selected Peer Group.

TrueMark ESG Active Opportunities ETF: The Board noted that the expense ratio for the Fund, which consists entirely of the “unified fee” described below, was in-line with the median of its Category Peer Group. The Board also considered the Fund’s expense ratio relative to its competitors identified by the Adviser (the “Selected Peer Group”). The Board further noted that the Fund’s expense ratio was significantly higher than the expense ratios for the Selected Peer Group.

38

TrueShares Technology, AI & Deep Learning ETF

TrueShares ESG Active Opportunities ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

December 31, 2021 (Unaudited) (Continued)

With respect to each Fund, the Board took into consideration that the Adviser charges a “unified fee,” meaning each Fund pays no expenses other than its advisory fee or certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with each Fund, taking into account analyses of the Adviser’s profitability with respect to each Fund.

Economies of Scale. The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale would be shared with each Fund’s respective shareholders, although the Board intends to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Agreement was in the best interests of each Fund and its respective shareholders.

Approval of the Sub-Advisory Agreement with the Black Hill Capital Partners, LLC

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to LRNZ under the Black Hill Agreement, noting that Black Hill Capital would continue to provide investment management services to LRNZ. The Board noted the responsibilities that Black Hill Capital has as LRNZ’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of LRNZ based on the analysis and investment recommendations from the Adviser; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of LRNZ’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to LRNZ.

In considering the nature, extent, and quality of the services provided by Black Hill Capital, the Board considered past and current reports of the Trust’s CCO with respect to Black Hill Capital’s compliance program. The Board also considered Black Hill Capital’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and separately managed accounts for which it would be sub-advising. The Board further considered information provided by Black Hill Capital with respect to the impact of the COVID-19 pandemic on its operations.

Historical Performance. The Board noted that it had received information regarding LRNZ’s performance for various time periods in the Materials and primarily considered LRNZ’s performance for periods ended September 30, 2021.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to Black Hill Capital for its services to LRNZ. The Board considered that the fees paid to Black Hill Capital are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and Black Hill Capital. The Board also took into account analyses of Black Hill Capital’s profitability with respect to LRNZ.

The Board expressed the view that Black Hill Capital might realize economies of scale in managing LRNZ as assets grow in size. The Board further noted that because LRNZ pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than LRNZ’s shareholders. Consequently, the Board determined that it would monitor fees as LRNZ grows to determine whether economies of scale were being effectively shared with LRNZ and its shareholders.

39

TrueShares Technology, AI & Deep Learning ETF

TrueShares ESG Active Opportunities ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

December 31, 2021 (Unaudited) (Continued)

Conclusion. No single factor was determinative of the Board’s decision to approve the Black Hill Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Black Hill Agreement, including the compensation payable under the agreement, was fair and reasonable to LRNZ. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Black Hill Agreement was in the best interests of LRNZ and its shareholders.

Approval of the Sub-Advisory Agreement with the Purview Investments, LLC

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to ECOZ under the Purview Agreement, noting that Purview Investments would continue to provide investment management services to ECOZ. The Board noted the responsibilities that Purview Investments has as ECOZ’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of ECOZ based on the analysis and investment recommendations from the Adviser; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of ECOZ’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to ECOZ.

In considering the nature, extent, and quality of the services provided by Purview Investments, the Board considered past and current reports of the Trust’s CCO with respect to Purview Investments’ compliance program. The Board also considered Purview Investments’ resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and separately managed accounts for which it would be sub-advising. The Board further considered information provided by Purview Investments with respect to the impact of the COVID-19 pandemic on its operations.

Historical Performance. The Board noted that it had received information regarding ECOZ’s performance for various time periods in the Materials and primarily considered ECOZ’s performance for periods ended September 30, 2021.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to Purview Investments for its services to ECOZ. The Board considered that the fees paid to Purview Investments are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and Purview Investments. The Board also took into account analyses of Purview Investments’ profitability with respect to ECOZ.

The Board expressed the view that Purview Investments might realize economies of scale in managing ECOZ as assets grow in size. The Board further noted that because ECOZ pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than ECOZ’s shareholders. Consequently, the Board determined that it would monitor fees as ECOZ grows to determine whether economies of scale were being effectively shared with ECOZ and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Purview Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Purview Agreement, including the compensation payable under the agreement, was fair and reasonable to ECOZ. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Purview Agreement was in the best interests of ECOZ and its shareholders.

40

RiverNorth Volition America Patriot ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

December 31, 2021 (Unaudited)

At a meeting held on December 9, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of an advisory agreement (the “Advisory Agreement”) between TrueMark Investments, LLC (the “Adviser”) and the Trust, on behalf of RiverNorth Volition America Patriot ETF (the “Fund”), and a sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) between the Adviser, the Trust, and RiverNorth Capital Management, LLC (the “Sub-Adviser”) with respect to the Fund.

Pursuant to Section 15 of the 1940 Act and related exemptive relief, the Agreements must be approved by: (i) the vote of the Trustees or a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approval, the Board must request and evaluate, and the Adviser and Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of an investment advisory agreement.

Consistent with those responsibilities, prior to the Meeting, the Board reviewed written materials from the Adviser and Sub-Adviser and, during the Meeting, representatives from the Adviser presented additional oral and written information to assist the Board with its evaluation of the Agreements. Among other things, representatives from the Adviser provided an overview of its advisory business, including information on investment personnel, financial resources, experience, investment processes, and compliance program. The representatives discussed the services to be provided by the Adviser and Sub-Adviser, as well as the rationale for launching the Fund, the Fund’s proposed fees, and the operational aspects of the Fund. During the Meeting, the Board discussed the materials it received, including memoranda from legal counsel to the Trust on the responsibilities of the Trustees in considering the approval of the Agreements under the 1940 Act, considered the written materials that it received before the Meeting and the oral presentation, and deliberated on the approval of the Agreements in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser and Sub-Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the proposed advisory and sub-advisory arrangements and the Trustees’ responsibilities relating thereto. The consideration of the Agreements was conducted by both the full Board and the Independent Trustees, who also voted separately.

At the Meeting, the Board and the Independent Trustees evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund; (ii) Fund expenses and performance; (iii) the cost of the services to be provided and profits to be realized by the Adviser and Sub-Adviser from its relationship with the Trust and the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale would be realized as the Fund grows and whether the overall advisory fee for the Fund would enable investors to share in the benefits of economies of scale; (vi) any benefits to be derived by the Adviser or Sub-Adviser from the relationship with the Trust and the Fund, including any fall-out benefits enjoyed by the Adviser or Sub-Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser will be providing, among other things, a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Adviser will have as investment adviser to the Fund, including the oversight of the activities and operations of the Sub-Adviser and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past and current reports from the Trust’s Chief Compliance Officer (“CCO”) regarding his review of the Adviser’s compliance program, as well as the Board’s experience with the Adviser as the investment adviser to other series of the Trust.

41

RiverNorth Volition America Patriot ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

December 31, 2021 (Unaudited) (Continued)

The Board noted that it had received a copy of the Adviser’s Form ADV, as well as the responses of the Adviser to a detailed series of questions that included, among other things, information about the Adviser’s decision making process, details about the Fund, and information about the services to be provided by the Adviser. The Board also considered the Adviser’s operational capabilities and resources and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by the Adviser.

Fund Expenses and Performance. Because the Fund had not yet commenced operations, the Board noted that there were no historical performance records to consider. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board then reviewed the proposed expense ratio for the Fund and compared it to the universe of Large Growth ETFs, as reported by Morningstar (the “Category Peer Group”) and its most direct competitors as identified by the Adviser (the “Selected Peer Group”). The Board noted that the proposed expense ratio for the Fund was significantly higher than the median for the Category Peer Group, but was within the range of expense ratios for the Category Peer Group. The Board further noted that the Fund’s proposed expense ratio was within the range of expense ratios for the Selected Peer Group. Based on its review, the Board concluded that the investment advisory fee and expense ratios appeared to be competitive and are otherwise reasonable in light of the information provided.

Cost of Services to be Provided and Profitability. The Board considered the cost of the services to be provided by the Adviser, the proposed advisory and sub-advisory fees, and the estimated profitability projected by the Adviser, including the methodology underlying such projection. The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers, including the Sub-Adviser, and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s anticipated profitability with respect to the Fund and the financial resources the Adviser had committed and proposed to commit to its business. The Board determined such analyses were not a significant factor given that the Fund had not yet commenced operations and consequently, the future size of the Fund and the Adviser’s future profitability were generally unpredictable.

Economies of Scale. The Board expressed the view that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted, however, that any economies would, to some degree, be shared with the Fund shareholders through the Fund’s unitary fee structure. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

Conclusion. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services to be provided to the Fund under the Sub-Advisory Agreement, noting that the Sub-Adviser would provide investment management services to the Fund. The Board noted the responsibilities that the Sub-Adviser would have as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; proxy voting with respect to securities held by the Fund; and implementation of Board directives as they relate to the Fund.

42

RiverNorth Volition America Patriot ETF

Board Consideration and Approval of Advisory and Sub-Advisory Agreements

December 31, 2021 (Unaudited) (Continued)

In considering the nature, extent, and quality of the services to be provided by the Sub-Adviser, the Board considered reports of the Trust’s CCO with respect to the Sub-Adviser’s compliance program and the Sub-Adviser’s experience providing investment management services to other Investment Company Act of 1940 regulated investment vehicles. The Trustees further noted that they had received and reviewed the Materials with regard to the Sub-Adviser, including its Form ADV and its responses to a detailed series of questions that included, among other things, information about the Sub-Adviser’s decision making process, details about the Fund, and information about the services to be provided by the Sub-Adviser. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Sub-Adviser, including those individuals responsible for portfolio management. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by the Sub-Adviser.

Fund Expenses and Performance. Because the Fund had not yet commenced operations, the Board noted that there were no historical performance records to consider. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board also reviewed information regarding the Fund’s proposed advisory and sub-advisory fees, including advisory fees and total expense ratios of those funds that might be considered peers of the Fund. Based on its review, the Board concluded that the sub-advisory fee and expense ratios appeared to be competitive and are otherwise reasonable in light of the information provided.

Costs of Services to be Provided and Profitability. The Board considered the cost of the services to be provided by the Adviser, the proposed advisory and sub-advisory fees, and the estimated profitability projected by the Adviser and Sub-Adviser, including the methodology underlying such projection. The Board considered the fees to be paid to the Sub-Adviser would be paid by the Adviser from the fee the Adviser received from the Fund and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined the sub-advisory fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board also evaluated the compensation and benefits expected to be received by the Sub-Adviser from its relationship with the Fund, taking into account an analysis of the Sub-Adviser’s estimated profitability with respect to the Fund.

Economies of Scale. The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement for an initial two-year term was in the best interests of the Fund and its shareholders.

43

TrueShares ETFs

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the Prospectus for the Funds may be obtained without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Funds’ website at www.true-shares.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov, or by visiting the Funds’ website at www.true-shares.com.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at www.true-shares.com.

TAX INFORMATION

For the fiscal period ended December 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

TrueShares Technology, AI & Deep Learning ETF	10.34%
TrueShares ESG Active Opportunities ETF	100.00%
TrueShares Low Volatility Equity Income ETF	71.66%
RiverNorth Volition America Patriot ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2021, was as follows:

TrueShares Technology, AI & Deep Learning ETF	10.34%
TrueShares ESG Active Opportunities ETF	100.00%
TrueShares Low Volatility Equity Income ETF	62.00%
RiverNorth Volition America Patriot ETF	0.00%

The percent of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal period ended December 31, 2021, was as follows:

TrueShares Technology, AI & Deep Learning ETF	100.00%
TrueShares ESG Active Opportunities ETF	0.00%
TrueShares Low Volatility Equity Income ETF	41.50%
RiverNorth Volition America Patriot ETF	0.00%

44

TrueShares ETFs

Privacy Policy

(Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

45

Investment Adviser:

TrueMark Investments, LLC
433 W. Van Buren St., 1150-E
Chicago, IL 60607

Investment Sub-Advisers:

Black Hill Capital Partners, LLC
101 California St.
San Francisco, CA 94111

Purview Investments, LLC
208 East 51st St.
New York, NY 10022

Titleist Asset Management, Ltd.
777 East Sonterra Boulevard, Suite 330
San Antonio, Texas 78258

RiverNorth Capital Management, LLC
433 W. Van Buren St., 1150-N
Chicago, IL 60607

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

TrueShares Structured Outcome ETFs

TrueShares Structured Outcome (July) ETF (JULZ)
TrueShares Structured Outcome (August) ETF (AUGZ)
TrueShares Structured Outcome (September) ETF (SEPZ)
TrueShares Structured Outcome (October) ETF (OCTZ)
TrueShares Structured Outcome (November) ETF (NOVZ)
TrueShares Structured Outcome (December) ETF (DECZ)
TrueShares Structured Outcome (January) ETF (JANZ)
TrueShares Structured Outcome (February) ETF (FEBZ)
TrueShares Structured Outcome (March) ETF (MARZ)
TrueShares Structured Outcome (April) ETF (APRZ)
TrueShares Structured Outcome (May) ETF (MAYZ)
TrueShares Structured Outcome (June) ETF (JUNZ)

ANNUAL REPORT

December 31, 2021

This report is submitted for the general information of shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

TrueShares Structured Outcome ETFs

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	4
Performance Overviews (Unaudited)	6
Schedules of Investments and Written Options	11
Statements of Assets and Liabilities	23
Statements of Operations	26
Statements of Changes in Net Assets	29
Financial Highlights	34
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	54
Board of Trustees and Officers (Unaudited)	56
Supplemental Information (Unaudited)	58
Privacy Policy (Unaudited)	59

TrueShares Structured Outcome ETFs

Shareholder Letter

December 31, 2021 (Unaudited)

Dear Shareholder,

The year 2021 repeated many of the same themes as 2020 given the continued pandemic backdrop. Equities continued to have healthy returns for most of 2021, growth stocks outperformed value, and while the S&P 500 Index had a few bouts of volatility to tend with, it finished with an impressive 26.89% return. The TrueShares Structured Outcome monthly series rounded out all 12 ETF launches, and commenced the one year anniversary for all 2020 launches. TrueShares Structured Outcome ETFs continue to attract investors looking for volatility management and drawdown protection via the buffers, all while maintaining equity upside participation.

Performance Comparison:

The following table details the total returns as of December 31, 2021 since inception for the Funds and the Funds’ volatility against the S&P 500 Price Index for the same period:

FUND	INCEPTION(1)	FUND TOTAL RETURN (@ MARKET)	FUND TOTAL RETURN (@NAV)	S&P 500 PRICE INDEX RETURN	FUND VOLATILITY (ANNUALIZED)	S&P 500 VOLATILITY (ANNUALIZED)
JULZ	06/30/2020	20.66%	20.56%	26.89%	10.38%	13.10%
AUGZ	07/31/2020	20.74%	20.83%	26.89%	10.21%	13.10%
SEPZ	08/31/2020	21.83%	21.47%	26.89%	10.47%	13.10%
OCTZ	09/30/2020	20.49%	20.37%	26.89%	10.49%	13.10%
NOVZ	10/30/2020	21.46%	21.40%	26.89%	10.55%	13.10%
DECZ	11/30/2020	20.15%	20.17%	26.89%	10.14%	13.10%
JANZ	12/31/2020	21.66%	21.65%	26.89%	11.00%	13.10%
FEBZ	01/29/2021	20.56%	20.58%	28.32%	9.54%	12.17%
MARZ	02/26/2021	17.14%	17.24%	25.06%	9.39%	11.42%
APRZ	03/31/2021	13.49%	13.59%	19.97%	7.89%	10.50%
MAYZ	04/30/2021	10.17%	10.39%	13.99%	7.72%	10.08%
JUNZ	05/28/2021	9.96%	10.13%	13.37%	6.97%	9.31%

(1)	Inception date may not agree to commencement date.

By design, the TrueShares structured outcome series seeks to deliver a more “predictable” return given the performance of the S&P 500 Index over a one-year period from its inception or “initialization date” by buffering the first 10% of losses. The protection is generated while participating as much as possible, given market conditions, in the market upside, or “participation” rate over a one-year period. In the interim of course, the performance is less defined and subject to market conditions.

All ETF series delivered a return and volatility within an acceptable range given the market conditions experienced. The use of derivatives, implicit in the structures, delivered on their expectations as implied volatility levels changed throughout the course of 2021. As one can see, all series are positively correlated to the S&P 500 Index performance over the period, and this is to be expected in the majority of market conditions. Hence, the direction of the S&P 500 Index will be the largest contributor to the performance of all series.

The second largest contributing factor has been the level of volatility, and more specifically the relationship between the Implied Volatility in the put options the strategy has sold and the call options the strategy has purchased. This factor and relationship dictates the participation ratio which subsequently determines the “upside capture” of the series. The actual volatility profile of each series is lower than the benchmark (S&P 500 Index) - this is intentional and expected in the majority of environments as the structure is designed to deliver this feature - and 2021 exemplified this dynamic. The design of the structures has met our

TrueShares Structured Outcome ETFs

Shareholder Letter

December 31, 2021 (Unaudited) (Continued)

expectations, and as the TrueShares’ subadvisor we continue to have confidence in the structural design of the strategy and its ability to deliver a consistent “Structured Outcome”, while striving to simultaneously deliver superior risk-adjusted returns as compared with other like funds or ETFs.

Broadly speaking, the series will lag the S&P 500 Index performance in an up market, as our “participation ratio” will be less than 1.0, but on a risk-adjusted basis, the structure has outperformed over the time frame. There have not been any significant factors that have surprisingly contributed positively or negatively to the performance realized during 2021. We have a keen focus on managing flows as the funds continually grow to adhere to a consistent tracking error through time to deliver upon the “structured outcome” philosophy that TrueShares has brought to market.

On behalf of SpiderRock Advisors, thank you for your trust and confidence,

Sincerely,

Eric Metz
President & Chief Investment Officer

Investment Sub-adviser

SpiderRock Advisors, LLC

Additional Information:

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed or sold in the secondary market, may be worth more or less than the original cost. Investors will incur usual and customary brokerage commissions when buying or selling shares of the exchange-traded funds (“ETFs”) in the secondary market, and that, if reflected, the brokerage commissions would reduce the performance returns. Current performance may be lower or higher than the performance shown. Shares are bought and sold at market price not net asset value (“NAV”) and are not individually redeemable from the fund. Call 877-774-TRUE (8783) for performance data current to the most recent month end.

Index performance does not represent TrueShares fund performance. It is not possible to invest directly in an index. All performance figures assume reinvestment of dividend and capital gains at net asset value; actual returns may differ. Performance 1-year and less are cumulative; performance over 1-year are average annualized total returns. Market price performance is determined using the bid/ask midpoint at 4:00pm Eastern time, when the NAV is typically calculated. NAV price performance is determined using the daily calculated NAV. They do not represent the returns you would receive if you traded shares at other times. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption or sale of fund shares.

The TrueShares Structured Outcome ETF Series utilizes a “buffer protect” options strategy, that seeks to provide investors with returns (before fees and expenses) that track those of the S&P 500 Index while seeking to provide an 8-12% downside buffer (with the advisor targeting 10%) on the first of that index’s losses over a 12-month investment period.**

**

In the event an investor purchases Shares after the date on which the options were entered into or sells Shares prior to the expiration of the options, the buffer that the Fund seeks to provide may not be available and there may be limited to no upside potential. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P 500 Price Index does not include reinvestment of dividends.

TrueShares Structured Outcome ETFs

Shareholder Expense Example

(Unaudited)

As a shareholder of a fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2021 to December 31, 2021).

ACTUAL EXPENSES

The following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value (07/01/2021)	Ending Account Value (12/31/2021)	Annualized Expense Ratios	Expenses Paid During the Period(1)
TrueShares Structured Outcome (July) ETF	$ 1,000.00	$ 1,081.10	0.79%	$4.14
TrueShares Structured Outcome (August) ETF	1,000.00	1,084.80	0.80	4.20
TrueShares Structured Outcome (September) ETF	1,000.00	1,089.90	0.79	4.16
TrueShares Structured Outcome (October) ETF	1,000.00	1,080.20	0.80	4.19
TrueShares Structured Outcome (November) ETF	1,000.00	1,086.50	0.79	4.15
TrueShares Structured Outcome (December) ETF	1,000.00	1,079.00	0.80	4.19
TrueShares Structured Outcome (January) ETF	1,000.00	1,081.20	0.79	4.14
TrueShares Structured Outcome (February) ETF	1,000.00	1,087.70	0.79	4.16
TrueShares Structured Outcome (March) ETF	1,000.00	1,084.70	0.79	4.15
TrueShares Structured Outcome (April) ETF	1,000.00	1,080.10	0.79	4.14
TrueShares Structured Outcome (May) ETF	1,000.00	1,081.00	0.79	4.14
TrueShares Structured Outcome (June) ETF	1,000.00	1,081.60	0.79	4.14

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

TrueShares Structured Outcome ETFs

Shareholder Expense Example

(Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares with respect to the Funds. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (07/01/2021)	Ending Account Value (12/31/2021)	Annualized Expense Ratios	Expenses Paid During the Period(1)
TrueShares Structured Outcome (July) ETF	$ 1,000.00	$ 1,021.22	0.79%	$4.02
TrueShares Structured Outcome (August) ETF	1,000.00	1,021.17	0.80	4.08
TrueShares Structured Outcome (September) ETF	1,000.00	1,021.22	0.79	4.02
TrueShares Structured Outcome (October) ETF	1,000.00	1,021.17	0.80	4.08
TrueShares Structured Outcome (November) ETF	1,000.00	1,021.22	0.79	4.02
TrueShares Structured Outcome (December) ETF	1,000.00	1,021.17	0.80	4.08
TrueShares Structured Outcome (January) ETF	1,000.00	1,021.22	0.79	4.02
TrueShares Structured Outcome (February) ETF	1,000.00	1,021.22	0.79	4.02
TrueShares Structured Outcome (March) ETF	1,000.00	1,021.22	0.79	4.02
TrueShares Structured Outcome (April) ETF	1,000.00	1,021.22	0.79	4.02
TrueShares Structured Outcome (May) ETF	1,000.00	1,021.22	0.79	4.02
TrueShares Structured Outcome (June) ETF	1,000.00	1,021.22	0.79	4.02

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

TrueShares Structured Outcome ETFs

Performance Overviews

December 31, 2021 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2021)

[1]	The Fund has an inception date of June 30, 2020 and commenced operations on July 1, 2020.

[1]	The Fund has an inception date of July 31, 2020 and commenced operations on August 3, 2020.

[1]	The Fund has an inception date of August 31, 2020 and commenced operations on September 1, 2020.

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2021
Total Returns	1 Year	Since Commencement[1]
TrueShares Structured Outcome (July) ETF – NAV	20.56%	25.56%
TrueShares Structured Outcome (July) ETF – Market	20.66%	25.44%
S&P 500 Price Index	26.89%	33.10%

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2021
Total Returns	1 Year	Since Commencement[1]
TrueShares Structured Outcome (August) ETF – NAV	20.83%	23.43%
TrueShares Structured Outcome (August) ETF – Market	20.74%	23.16%
S&P 500 Price Index	26.89%	30.37%

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2021
Total Returns	1 Year	Since Commencement[1]
TrueShares Structured Outcome (September) ETF – NAV	21.47%	21.29%
TrueShares Structured Outcome (September) ETF – Market	21.83%	21.19%
S&P 500 Price Index	26.89%	26.03%

TrueShares Structured Outcome ETFs

Performance Overviews

December 31, 2021 (Unaudited) (Continued)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2021)

[1]	The Fund has an inception date of September 30, 2020 and commenced operations on October 1, 2020.

[1]	The Fund has an inception date of October 30, 2020 and commenced operations on November 2, 2020.

[1]	The Fund has an inception date of November 30, 2020 and commenced operations on December 1, 2020.

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2021
Total Returns	1 Year	Since Commencement[1]
TrueShares Structured Outcome (October) ETF – NAV	20.37%	24.08%
TrueShares Structured Outcome (October) ETF – Market	20.49%	23.93%
S&P 500 Price Index	26.89%	32.12%

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2021
Total Returns	1 Year	Since Commencement[1]
TrueShares Structured Outcome (November) ETF – NAV	21.40%	28.55%
TrueShares Structured Outcome (November) ETF – Market	21.46%	28.45%
S&P 500 Price Index	26.89%	38.00%

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2021
Total Returns	1 Year	Since Commencement[1]
TrueShares Structured Outcome (December) ETF – NAV	20.17%	20.36%
TrueShares Structured Outcome (December) ETF – Market	20.15%	20.32%
S&P 500 Price Index	26.89%	28.80%

TrueShares Structured Outcome ETFs

Performance Overviews

December 31, 2021 (Unaudited) (Continued)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2021)

[1]	The Fund has an inception date of December 31, 2020 and commenced operations on January 4, 2021.

[1]	The Fund has an inception date of January 29, 2021 and commenced operations on February 1, 2021.

[1]	The Fund has an inception date of February 26, 2021 and commenced operations on March 1, 2021.

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
TrueShares Structured Outcome (January) ETF – NAV	21.65%
TrueShares Structured Outcome (January) ETF – Market	21.66%
S&P 500 Price Index	26.89%

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
TrueShares Structured Outcome (February) ETF – NAV	20.58%
TrueShares Structured Outcome (February) ETF – Market	20.56%
S&P 500 Price Index	28.32%

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
TrueShares Structured Outcome (March) ETF – NAV	17.24%
TrueShares Structured Outcome (March) ETF – Market	17.14%
S&P 500 Price Index	25.06%

TrueShares Structured Outcome ETFs

Performance Overviews

December 31, 2021 (Unaudited) (Continued)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2021)

[1]	The Fund has an inception date of March 31, 2021 and commenced operations on April 1, 2021.

[1]	The Fund has an inception date of April 30, 2021 and commenced operations on May 3, 2021.

[1]	The Fund has an inception date of May 28, 2021 and commenced operations on June 1, 2021.

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
TrueShares Structured Outcome (April) ETF – NAV	13.59%
TrueShares Structured Outcome (April) ETF – Market	13.49%
S&P 500 Price Index	19.97%

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
TrueShares Structured Outcome (May) ETF – NAV	10.39%
TrueShares Structured Outcome (May) ETF – Market	10.17%
S&P 500 Price Index	13.99%

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2021
Total Returns	Since Commencement[1]
TrueShares Structured Outcome (June) ETF – NAV	10.13%
TrueShares Structured Outcome (June) ETF – Market	9.96%
S&P 500 Price Index	13.37%

TrueShares Structured Outcome ETFs

Performance Overviews

December 31, 2021 (Unaudited) (Continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (877) 774-8789. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (NAV), and are individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced.

The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P 500 Price Index does not include reinvestment of dividends.

TrueShares Structured Outcome (July) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 92.2%
U.S. Treasury Bills — 92.2%
0.28%, 12/01/2022 (b)(c)	13,831,000	$13,795,413
TOTAL SHORT-TERM INVESTMENTS (Cost $13,805,336)		13,795,413

	Number of Contracts (a)	Value	Notional Value
PURCHASED OPTIONS — 9.3%
PURCHASED CALL OPTIONS — 9.3%
CBOE SPDR S&P 500 ETF Trust
Expiration: June 2022, Exercise Price: $430	246	$1,386,999	$11,684,016
TOTAL PURCHASED OPTIONS (Cost $701,912)		1,386,999

Total Investments (Cost $14,507,248) — 101.5%		15,182,412
Other assets and liabilities, net — (1.5)%		(219,593)
TOTAL NET ASSETS — 100.0%		$14,962,819

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

(b)	The rate shown is the effective yield as of December 31, 2021.

(c)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (1.7)%
WRITTEN PUT OPTIONS — (1.7)%
CBOE SPDR S&P 500 ETF Trust
Expiration: June 2022, Exercise Price: $387	357	$249,401	$16,956,072
TOTAL WRITTEN OPTIONS (Premiums Received $673,867)		$249,401

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (August) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Shares / Principal Amount	Value
SHORT-TERM INVESTMENTS — 93.6%
Money Market Funds — 0.1%
First American Treasury Obligations Fund - Class X, 0.01% (a)	11,839	$11,839
Total Money Market Funds (Cost $11,839)		11,839

U.S. Treasury Bills — 93.5%
0.02%, 1/27/2022 (c)(d)	17,342,000	17,341,740
Total U.S. Treasury Bills (Cost $17,341,724)		17,341,740
TOTAL SHORT-TERM INVESTMENTS (Cost $17,353,563)		17,353,579

	Number of Contracts (b)	Value	Notional Value
PURCHASED OPTIONS — 8.6%
PURCHASED CALL OPTIONS — 8.6%
CBOE SPDR S&P 500 ETF Trust
Expiration: July 2022 Exercise Price: $438	301	$1,590,677	$14,296,296
TOTAL PURCHASED OPTIONS (Cost $930,482)		1,590,677

TOTAL INVESTMENTS (Cost $18,284,045) — 102.2%		18,944,256
Other assets and liabilities, net — (2.2)%		(407,904)
TOTAL NET ASSETS — 100.0%		$18,536,352

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	The rate shown is the seven-day yield at period end.

(b)	Each contract has a multiplier of 100.

(c)	The rate shown is the effective yield as of December 31, 2021.

(d)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (2.1)%
WRITTEN PUT OPTIONS — (2.1)%
CBOE SPDR S&P 500 ETF Trust
Expiration: July 2022, Exercise Price: $394	440	$396,934	$20,898,240
TOTAL WRITTEN OPTIONS (Premiums Received $877,178)		$396,934

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (September) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 95.8%
U.S. Treasury Bills — 95.8%
0.04%, 03/03/2022 (b)(c)	24,768,000	$24,766,275
TOTAL SHORT-TERM INVESTMENTS (Cost $24,766,793)		24,766,275

	Number of Contracts (a)	Value	Notional Value
PURCHASED OPTIONS — 7.2%
PURCHASED CALL OPTIONS — 7.2%
CBOE SPDR S&P 500 ETF Trust
Expiration: August 31, 2022, Exercise Price: $452	419	$1,867,572	$19,900,824
TOTAL PURCHASED OPTIONS (Cost $1,280,468)		1,867,572

TOTAL INVESTMENTS (Cost $26,047,261) — 103.0%		26,633,847
Other assets and liabilities, net — (3.0)%		(772,567)
TOTAL NET ASSETS — 100.0%		$25,861,280

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

(b)	The rate shown is the effective yield as of December 31, 2021.

(c)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (3.0)%
WRITTEN PUT OPTIONS — (3.0)%
CBOE SPDR S&P 500 ETF Trust
Expiration: August 31, 2022, Exercise Price: $407	609	$772,394	$28,925,064
TOTAL WRITTEN OPTIONS (Premiums Received $1,293,861)		$772,394

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (October) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Shares / Principal Amount	Value
SHORT-TERM INVESTMENTS — 93.0%
Money Market Funds — 0.7%
First American Treasury Obligations Fund - Class X, 0.01% (a)	57,731	$57,731
Total Money Market Funds (Cost $57,731)		57,731

U.S. Treasury Bills — 92.3%
0.05%, 3/31/2022 (c)(d)	7,560,000	7,559,130
Total U.S. Treasury Bills (Cost $7,559,550)		7,559,130
TOTAL SHORT-TERM INVESTMENTS (Cost $7,617,281)		7,616,861

	Number of Contracts (b)	Value	Notional Value
PURCHASED OPTIONS — 9.9%
PURCHASED CALL OPTIONS — 9.9%
CBOE SPDR S&P 500 ETF Trust
Expiration: September 30, 2022, Exercise Price: $434	136	$808,985	$6,459,456
TOTAL PURCHASED OPTIONS (Cost $501,152)		808,985

TOTAL INVESTMENTS (Cost $8,118,433) — 102.9%		8,425,846
Other assets and liabilities, net — (2.9)%		(237,278)
TOTAL NET ASSETS — 100.0%		$8,188,568

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	The rate shown is the seven-day yield at period end.

(b)	Each contract has a multiplier of 100.

(c)	The rate shown is the effective yield as of December 31, 2021.

(d)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (2.8)%
WRITTEN PUT OPTIONS — (2.8)%
CBOE SPDR S&P 500 ETF Trust
Expiration: September 30, 2022, Exercise Price: $391	193	$232,234	$9,166,728
TOTAL WRITTEN OPTIONS (Premiums Received $408,908)		$232,234

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (November) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 91.7%
U.S. Treasury Bills — 91.7%
0.02%, 2/3/2022 (b)(c)	13,000,000	$12,999,720
TOTAL SHORT-TERM INVESTMENTS (Cost $12,999,680)		12,999,720

	Number of Contracts (a)	Value	Notional Value
PURCHASED OPTIONS — 6.8%
PURCHASED CALL OPTIONS — 6.8%
CBOE SPDR S&P 500 ETF Trust
Expiration: October 31, 2022, Exercise Price: $460	227	$960,398	$10,781,592
TOTAL PURCHASED OPTIONS (Cost $807,081)		960,398

TOTAL INVESTMENTS (Cost $13,806,761) — 98.5%		13,960,118
Other assets and liabilities, net — 1.5%		220,458
TOTAL NET ASSETS — 100.0%		$14,180,576

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

(b)	The rate shown is the effective yield as of December 31, 2021.

(c)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (4.1)%
WRITTEN PUT OPTIONS — (4.1)%
CBOE SPDR S&P 500 ETF Trust
Expiration: October 31, 2022, Exercise Price: $414	333	$574,611	$15,816,168
TOTAL WRITTEN OPTIONS (Premiums Received $688,055)		$574,611

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (December) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Shares / Principal Amount	Value
SHORT-TERM INVESTMENTS — 97.2%
Money Market Funds — 1.3%
First American Treasury Obligations Fund - Class X, 0.01% (a)(d)	78,445	$78,445
Total Money Market Funds (Cost $78,445)		78,445

U.S. Treasury Bills — 95.9%
0.02%, 2/24/2022 (c)(d)	5,110,000	5,109,834
0.37%, 12/29/2022 (c)(d)	730,000	727,287
Total U.S. Treasury Bills (Cost $5,837,576)		5,837,121
TOTAL SHORT-TERM INVESTMENTS (Cost $5,916,021)		5,915,566

	Number of Contracts (b)	Value	Notional Value
PURCHASED OPTIONS — 8.5%
PURCHASED CALL OPTIONS — 8.5%
CBOE SPDR S&P 500 ETF Trust
Expiration: November 30, 2022, Exercise Price: $451	101	$517,783	$4,797,096
TOTAL PURCHASED OPTIONS (Cost $434,238)		517,783

TOTAL INVESTMENTS (Cost $6,350,259) — 105.7%		6,433,349
Other assets and liabilities, net — (5.7)%		(347,551)
TOTAL NET ASSETS — 100.0%		$6,085,798

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	The rate shown is the seven-day yield at period end.

(b)	Each contract has a multiplier of 100.

(c)	The rate shown is the effective yield as of December 31, 2021.

(d)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (4.1)%
WRITTEN PUT OPTIONS — (4.1)%
CBOE SPDR S&P 500 ETF Trust
Expiration: Novemver 30, 2022, Exercise Price: $405	144	$247,828	$6,839,424
TOTAL WRITTEN OPTIONS (Premiums Received $331,820)		$247,828

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (January) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Shares	Value
INVESTMENT COMPANIES — 89.2%
Exchange Traded Funds — 89.2%
SPDR S&P 500 ETF Trust (b)	4,100	$1,947,336
TOTAL EXCHANGE TRADED FUNDS (Cost $1,957,256)		1,947,336

	Shares	Value
SHORT-TERM INVESTMENTS — 180.7%
Money Market Funds — 180.7%
First American Treasury Obligations Fund - Class X, 0.01% (a)	3,941,995	$3,941,995
TOTAL SHORT-TERM INVESTMENTS (Cost $3,941,995)		3,941,995

TOTAL INVESTMENTS (Cost $5,899,251) — 269.9%		5,889,331
Other assets and liabilities, net — (169.9)%		(3,707,190)
TOTAL NET ASSETS — 100.0%		$2,182,141

Percentages are stated as a percent of net assets.

SPDR Standard & Poor’s Depositary Receipt

(a)	The rate shown is the seven-day yield at period end.

(b)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (February) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Shares / Principal Amount	Value
SHORT-TERM INVESTMENTS — 82.4%
Money Market Funds — 0.5%
First American Treasury Obligations Fund - Class X, 0.01% (a)	20,625	$20,625
Total Money Market Funds (Cost $20,625)		20,625

U.S. Treasury Bills — 81.9%
0.01%, 1/20/2022 (c)(d)	3,085,000	3,084,989
Total U.S. Treasury Bills (Cost $3,084,967)		3,084,989
TOTAL SHORT-TERM INVESTMENTS (Cost $3,105,592)		3,105,614

	Number of Contracts (b)	Value	Notional Value
PURCHASED OPTIONS — 17.7%
PURCHASED CALL OPTIONS — 17.7%
CBOE SPDR S&P 500 ETF Trust
Expiration: January 31, 2022, Exercise Price: $376	67	$666,628	$3,182,232
TOTAL PURCHASED OPTIONS (Cost $333,708)		666,628

TOTAL INVESTMENTS (Cost $3,439,300) — 100.1%		3,772,242
Other assets and liabilities, net — (0.1)%		(3,996)
TOTAL NET ASSETS — 100.0%		$3,768,246

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	The rate shown is the seven-day yield at period end.

(b)	Each contract has a multiplier of 100.

(c)	The rate shown is the effective yield as of December 31, 2021.

(d)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (0.0)% (b)
WRITTEN PUT OPTIONS — (0.0)% (b)
CBOE SPDR S&P 500 ETF Trust
Expiration: January 31, 2022, Exercise Price: $338	90	$1,513	$4,274,640
TOTAL WRITTEN OPTIONS (Premiums Received $136,910)		$1,513

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

(b)	Amount is less than (0.05)%.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (March) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 86.1%
U.S. Treasury Bills — 86.1%
0.02%, 2/24/2022 (b)(c)	4,925,000	$4,924,839
TOTAL SHORT-TERM INVESTMENTS (Cost $4,924,778)		4,924,839

	Number of Contracts (a)	Value	Notional Value
PURCHASED OPTIONS — 16.4%
PURCHASED CALL OPTIONS — 16.4%
CBOE SPDR S&P 500 ETF Trust
Expiration: February 28, 2022, Exercise Price: $389	108	$939,923	$5,129,568
TOTAL PURCHASED OPTIONS (Cost $320,039)		939,923

TOTAL INVESTMENTS (Cost $5,244,817) — 102.5%		5,864,762
Other assets and liabilities, net — (2.5)%		(141,260)
TOTAL NET ASSETS — 100.0%		$5,723,502

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

(b)	The rate shown is the effective yield as of December 31, 2021.

(c)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (0.2)%
WRITTEN PUT OPTIONS — (0.2)%
CBOE SPDR S&P 500 ETF Trust
Expiration: February 28, 2022, Exercise Price: $350	140	$8,916	$6,649,440
TOTAL WRITTEN OPTIONS (Premiums Received $317,868)		$8,916

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (April) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Shares / Principal Amount	Value
SHORT-TERM INVESTMENTS — 89.0%
Money Market Funds — 1.5%
First American Treasury Obligations Fund - Class X, 0.01% (a)	92,514	$92,514
Total Money Market Funds (Cost $92,514)		92,514

U.S. Treasury Bills — 87.5%
0.04%, 3/10/2022 (c)(d)	5,591,000	5,590,616
Total U.S. Treasury Bills (Cost $5,590,800)		5,590,616
TOTAL SHORT-TERM INVESTMENTS (Cost $5,683,314)		5,683,130

	Number of Contracts (b)	Value	Notional Value
PURCHASED OPTIONS — 12.9%
PURCHASED CALL OPTIONS — 12.9%
CBOE SPDR S&P 500 ETF Trust
Expiration: March 31, 2022, Exercise Price: $401	107	$825,917	$5,082,072
TOTAL PURCHASED OPTIONS (Cost $396,622)		825,917

TOTAL INVESTMENTS (Cost $6,079,936) — 101.9%		6,509,047
Other assets and liabilities, net — (1.9)%		(119,602)
TOTAL NET ASSETS — 100.0%		$6,389,445

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	The rate shown is the seven-day yield at period end.

(b)	Each contract has a multiplier of 100.

(c)	The rate shown is the effective yield as of December 31, 2021.

(d)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (0.4)%
WRITTEN PUT OPTIONS — (0.4)%
CBOE SPDR S&P 500 ETF Trust
Expiration: March 31, 2022, Exercise Price: $361	155	$24,912	$7,361,880
TOTAL WRITTEN OPTIONS (Premiums Received $277,617)		$24,912

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (May) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 91.6%
U.S. Treasury Bills — 91.6%
0.01%, 2/22/2022 (b)(c)	4,962,000	$4,961,914
TOTAL SHORT-TERM INVESTMENTS (Cost $4,961,785)		4,961,914

	Number of Contracts (a)	Value	Notional Value
PURCHASED OPTIONS — 11.1%
PURCHASED CALL OPTIONS — 11.1%
CBOE SPDR S&P 500 ETF Trust
Expiration: April 29, 2022, Exercise Price: $418	95	$601,699	$4,512,120
TOTAL PURCHASED OPTIONS (Cost $246,833)		601,699

TOTAL INVESTMENTS (Cost $5,208,618) — 102.7%		5,563,613
Other assets and liabilities, net — (2.7)%		(146,363)
TOTAL NET ASSETS — 100.0%		$5,417,250

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

(b)	The rate shown is the effective yield as of December 31, 2021.

(c)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (0.1)%
WRITTEN PUT OPTIONS — (0.1)%
CBOE SPDR S&P 500 ETF Trust
Expiration: April 29, 2022, Exercise Price: $376	131	$43,647	$6,221,976
TOTAL WRITTEN OPTIONS (Premiums Received $251,029)		$43,647

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome (June) ETF

Schedule of Investments

December 31, 2021

Sector Diversification *

*	Percentages are stated as a percent of net assets. Percentages expressed exclude written options.

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 90.1%
U.S. Treasury Bills — 90.1%
0.02%, 2/24/2022 (b)(c)	3,710,000	$3,709,879
TOTAL SHORT-TERM INVESTMENTS (Cost $3,709,833)		3,709,879

	Number of Contracts (a)	Value	Notional Value
PURCHASED OPTIONS — 11.0%
PURCHASED CALL OPTIONS — 11.0%
CBOE SPDR S&P 500 ETF Trust
Expiration: May 31, 2022, Exercise Price: $420	70	$452,137	$3,324,720
TOTAL PURCHASED OPTIONS (Cost $202,464)		452,137

TOTAL INVESTMENTS (Cost $3,912,297) — 101.1%		4,162,016
Other assets and liabilities, net — (1.1)%		(45,226)
TOTAL NET ASSETS — 100.0%		$4,116,790

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

(b)	The rate shown is the effective yield as of December 31, 2021.

(c)	Designated as collateral for written options.

Schedule of Written Options

December 31, 2021

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — (1.1)%
WRITTEN PUT OPTIONS — (1.1)%
CBOE SPDR S&P 500 ETF Trust
Expiration: May 31, 2022, Exercise Price: $378	98	$46,122	$4,654,608
TOTAL WRITTEN OPTIONS (Premiums Received $174,933)		$46,122

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Assets and Liabilities

December 31, 2021

	TrueShares Structured Outcome (July) ETF	TrueShares Structured Outcome (August) ETF	TrueShares Structured Outcome (September) ETF	TrueShares Structured Outcome (October) ETF
Assets
Investments, at value(1)	$15,182,412	$18,944,256	$26,633,847	$8,425,846
Cash held as collateral for written options	39,645	—	—	—
Transaction fee receivable	176	—	—	—
Deposits at broker for options	444	1,251	27,117	349
Interest receivable	—	—	—	1
Total assets	15,222,677	18,945,507	26,660,964	8,426,196

Liabilities
Payable to Adviser	10,457	12,221	17,068	5,394
Written options, at value(2)	249,401	396,934	772,394	232,234
Due to custodian	—	—	10,222	—
Total liabilities	259,858	409,155	799,684	237,628
Net Assets	$14,962,819	$18,536,352	$25,861,280	$8,188,568

Net Assets Consists of:
Paid-in capital	$13,863,189	$17,395,897	$24,753,227	$7,779,213
Total distributable earnings	1,099,630	1,140,455	1,108,053	409,355
Net Assets	$14,962,819	$18,536,352	$25,861,280	$8,188,568

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	425,000	550,000	800,000	250,000
Net Asset Value, redemption price and offering price per share	$35.21	$33.70	$32.33	$32.75

(1) Cost of investments	$14,507,248	$18,284,045	$26,047,261	$8,118,433
(2) Premiums received	(673,867)	(877,178)	(1,293,861)	(408,908)

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Assets and Liabilities

December 31, 2021 (Continued)

	TrueShares Structured Outcome (November) ETF	TrueShares Structured Outcome (December) ETF	TrueShares Structured Outcome (January) ETF	TrueShares Structured Outcome (February) ETF
Assets
Investments, at value(1)	$13,960,118	$6,433,349	$5,889,331	$3,772,242
Receivable for Fund shares sold	834,135	—	—	—
Receivable for investment securities sold	34,799	—	1,947,336	—
Transaction fee receivable	—	152	—	—
Deposits at broker for options	66	—	1	—
Interest receivable	1	1	1	—
Total assets	14,829,119	6,433,502	7,836,669	3,772,242

Liabilities
Payable to Adviser	8,841	2,941	1,502	2,483
Written options, at value(2)	574,611	247,828	—	1,513
Due to Custodian	10,101	—	—	—
Payable to broker for options	—	96,935	—	—
Payable for Fund shares redeemed	—	—	2,182,830	—
Payable for investment securities purchased	54,990	—	3,470,196	—
Total liabilities	648,543	347,704	5,654,528	3,996
Net Assets	$14,180,576	$6,085,798	$2,182,141	$3,768,246

Net Assets Consists of:
Paid-in capital	$13,913,775	$5,839,876	$2,192,061	$3,299,907
Total distributable earnings	266,801	245,922	(9,920)	468,339
Net Assets	$14,180,576	$6,085,798	$2,182,141	$3,768,246

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	425,000	200,000	75,000	125,000
Net Asset Value, redemption price and offering price per share	$33.37	$30.43	$29.10	$30.15

(1) Cost of investments	$13,806,761	$6,350,259	$5,899,251	$3,439,300
(2) Premiums received	(688,055)	(331,820)	—	(136,910)

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Assets and Liabilities

December 31, 2021 (Continued)

	TrueShares Structured Outcome (March) ETF	TrueShares Structured Outcome (April) ETF	TrueShares Structured Outcome (May) ETF	TrueShares Structured Outcome (June) ETF
Assets
Investments, at value(1)	$5,864,762	$6,509,047	$5,563,613	$4,162,016
Transaction fee receivable	—	142	—	—
Deposits at broker for options	—	—	—	11,202
Total assets	5,864,762	6,509,189	5,563,613	4,173,218

Liabilities
Payable to Adviser	3,874	3,747	3,635	2,723
Written options, at value(2)	8,916	24,912	43,647	46,122
Due to Custodian	128,470	91,085	99,081	7,583
Total liabilities	141,260	119,744	146,363	56,428
Net Assets	$5,723,502	$6,389,445	$5,417,250	$4,116,790

Net Assets Consists of:
Paid-in capital	$4,767,135	$5,707,756	$4,854,873	$3,738,276
Total distributable earnings	956,367	681,689	562,377	378,514
Net Assets	$5,723,502	$6,389,445	$5,417,250	$4,116,790

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	200,000	225,000	200,000	150,000
Net Asset Value, redemption price and offering price per share	$28.62	$28.40	$27.09	$27.45

(1) Cost of investments	$5,244,817	$6,079,936	$5,208,618	$3,912,297
(2) Premiums received	(317,868)	(277,617)	(251,029)	(174,933)

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Operations

For the Year Ended December 31, 2021

	TrueShares Structured Outcome (July) ETF	TrueShares Structured Outcome (August) ETF	TrueShares Structured Outcome (September) ETF	TrueShares Structured Outcome (October) ETF
Investment Income
Interest income	$3,697	$2,848	$4,505	$1,443
Total investment income	3,697	2,848	4,505	1,443

Expenses
Investment advisory fees	90,856	103,873	119,061	40,483
Interest expense	31	452	31	185
Total expenses	90,887	104,325	119,092	40,668
Net investment loss	(87,190)	(101,477)	(114,587)	(39,225)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,067,750	1,624,008	1,634,540	(79,590)
Purchased options	354,228	(628)	67,261	585,222
Written options	454,284	542,099	759,384	259,835
Net realized gain	1,876,262	2,165,479	2,461,185	765,467
Net change in unrealized appreciation/depreciation on:
Investments	(8,809)	(73)	(646)	(426)
Purchased options	78,509	67,512	222,236	132,511
Written options	108,238	129,879	82,543	41,439
Net change in unrealized appreciation/depreciation	177,938	197,318	304,133	173,524
Net realized and unrealized gain on investments	2,054,200	2,362,797	2,765,318	938,991
Net increase in net assets from operations	$1,967,010	$2,261,320	$2,650,731	$899,766

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Operations

For the Year or Period Ended December 31, 2021 (Continued)

	TrueShares Structured Outcome (November) ETF	TrueShares Structured Outcome (December) ETF	TrueShares Structured Outcome (January) ETF(1)	TrueShares Structured Outcome (February) ETF(2)
Investment Income
Interest income	$1,116	$1,049	$625	$579
Total investment income	1,116	1,049	625	579

Expenses
Investment advisory fees	34,265	31,622	23,955	18,908
Interest expense	—	166	—	—
Total expenses	34,265	31,788	23,955	18,908
Net investment loss	(33,149)	(30,739)	(23,330)	(18,329)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	524,783	332,121	311,691	—
Purchased options	—	86,545	112,522	—
Written options	126,135	211,005	185,982	—
Net realized gain	650,918	629,671	610,195	—
Net change in unrealized appreciation/depreciation on:
Investments	153	12	(9,920)	22
Purchased options	63,833	3,388	—	332,920
Written options	67,840	66,808	—	135,397
Net change in unrealized appreciation/depreciation	131,826	70,208	(9,920)	468,339
Net realized and unrealized gain on investments	782,744	699,879	600,275	468,339
Net increase in net assets from operations	$749,595	$669,140	$576,945	$450,010

(1)	The Fund commenced operations on January 4, 2021.

(2)	The Fund commenced operations on February 1, 2021.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Operations

For the Period Ended December 31, 2021 (Continued)

	TrueShares Structured Outcome (March) ETF(1)	TrueShares Structured Outcome (April) ETF(2)	TrueShares Structured Outcome (May) ETF(3)	TrueShares Structured Outcome (June) ETF(4)
Investment Income
Interest income	$1,502	$717	$782	$466
Total investment income	1,502	717	782	466

Expenses
Investment advisory fees	45,105	31,110	34,760	19,274
Interest expense	8	—	—	48
Total expenses	45,113	31,110	34,760	19,322
Net investment loss	(43,611)	(30,393)	(33,978)	(18,856)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(406)	(127)	(330)	(54)
Purchased options	154,139	—	115,747	21,757
Written options	136,153	—	62,481	12,865
Net realized gain (loss)	289,886	(127)	177,898	34,568
Net change in unrealized appreciation/depreciation on:
Investments	61	(184)	129	46
Purchased options	619,884	429,295	354,866	249,673
Written options	308,952	252,705	207,382	128,811
Net change in unrealized appreciation/depreciation	928,897	681,816	562,377	378,530
Net realized and unrealized gain on investments	1,218,783	681,689	740,275	413,098
Net increase in net assets from operations	$1,175,172	$651,296	$706,297	$394,242

(1)	The Fund commenced operations on March 1, 2021.

(2)	The Fund commenced operations on April 1, 2021.

(3)	The Fund commenced operations on May 3, 2021.

(4)	The Fund commenced operations on June 1, 2021.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Changes in Net Assets

	TrueShares Structured Outcome (July) ETF		TrueShares Structured Outcome (August) ETF
	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended December 31, 2021	Period Ended December 31, 2020(2)
From Operations
Net investment loss	$(87,190)	$(20,285)	$(101,477)	$(25,706)
Net realized gain (loss) on investments, purchased options and written options	1,876,262	(9)	2,165,479	(6,295)
Net change in unrealized appreciation on investments, purchased options and written options	177,938	921,692	197,318	943,137
Net increase in net assets resulting from operations	1,967,010	901,398	2,261,320	911,136

From Capital Share Transactions
Proceeds from shares sold	20,985,980	5,668,907	19,761,993	9,433,430
Cost of shares redeemed	(14,565,157)	—	(12,554,495)	(1,281,010)
Transaction fees (Note 4)	4,172	509	2,335	1,643
Net increase in net assets resulting from capital share transactions	6,424,995	5,669,416	7,209,833	8,154,063

Total Increase in Net Assets	8,392,005	6,570,814	9,471,153	9,065,199

Net Assets
Beginning of period	6,570,814	—	9,065,199	—
End of period	$14,962,819	$6,570,814	$18,536,352	$9,065,199

Changes in Shares Outstanding
Shares outstanding, beginning of period	225,000	—	325,000	—
Shares sold	650,000	225,000	625,000	375,000
Shares redeemed	(450,000)	—	(400,000)	(50,000)
Shares outstanding, end of period	425,000	225,000	550,000	325,000

(1)	The Fund commenced operations on July 1, 2020.

(2)	The Fund commenced operations on August 3, 2020.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Changes in Net Assets

(Continued)

	TrueShares Structured Outcome (September) ETF		TrueShares Structured Outcome (October) ETF
	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended December 31, 2021	Period Ended December 31, 2020(2)
From Operations
Net investment loss	$(114,587)	$(25,848)	$(39,225)	$(6,776)
Net realized gain on investments, purchased options and written options	2,461,185	41,817	765,467	664
Net change in unrealized appreciation on investments, purchased options and written options	304,133	803,920	173,524	310,563
Net increase in net assets resulting from operations	2,650,731	819,889	899,766	304,451

From Distributions
Distributable earnings	(12,776)	—	—	—
Total distributions	(12,776)	—	—	—

From Capital Share Transactions
Proceeds from shares sold	24,834,405	11,765,612	7,794,455	3,777,110
Cost of shares redeemed	(12,264,850)	(1,937,040)	(4,588,095)	—
Transaction fees (Note 4)	3,068	2,241	625	256
Net increase in net assets resulting from capital share transactions	12,572,623	9,830,813	3,206,985	3,777,366

Total Increase in Net Assets	15,210,578	10,650,702	4,106,751	4,081,817

Net Assets
Beginning of period	10,650,702	—	4,081,817	—
End of period	$25,861,280	$10,650,702	$8,188,568	$4,081,817

Changes in Shares Outstanding
Shares outstanding, beginning of period	400,000	—	150,000	—
Shares sold	800,000	475,000	250,000	150,000
Shares redeemed	(400,000)	(75,000)	(150,000)	—
Shares outstanding, end of period	800,000	400,000	250,000	150,000

(1)	The Fund commenced operations on September 1, 2020.

(2)	The Fund commenced operations on October 1, 2020.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Changes in Net Assets

(Continued)

	TrueShares Structured Outcome (November) ETF		TrueShares Structured Outcome (December) ETF
	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended December 31, 2021	Period Ended December 31, 2020(2)
From Operations
Net investment loss	$(33,149)	$(3,243)	$(30,739)	$(3,119)
Net realized gain on investments, purchased options and written options	650,918	129,264	629,671	—
Net change in unrealized appreciation on investments, purchased options and written options	131,826	134,975	70,208	96,874
Net increase in net assets resulting from operations	749,595	260,996	669,140	93,755

From Distributions
Distributable earnings	(69,396)	—	(24,407)	—
Total distributions	(69,396)	—	(24,407)	—

From Capital Share Transactions
Proceeds from shares sold	15,384,297	2,500,000	6,041,427	5,629,050
Cost of shares redeemed	(3,267,210)	(1,380,240)	(6,324,773)	—
Transaction fees (Note 4)	2,258	276	980	626
Net increase in net assets resulting from capital share transactions	12,119,345	1,120,036	(282,366)	5,629,676

Total Increase in Net Assets	12,799,544	1,381,032	362,367	5,723,431

Net Assets
Beginning of period	1,381,032	—	5,723,431	—
End of period	$14,180,576	$1,381,032	$6,085,798	$5,723,431

Changes in Shares Outstanding
Shares outstanding, beginning of period	50,000	—	225,000	—
Shares sold	475,000	100,000	200,000	225,000
Shares redeemed	(100,000)	(50,000)	(225,000)	—
Shares outstanding, end of period	425,000	50,000	200,000	225,000

(1)	The Fund commenced operations on November 2, 2020.

(2)	The Fund commenced operations on December 1, 2020.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Changes in Net Assets

(Continued)

	TrueShares Structured Outcome (January) ETF	TrueShares Structured Outcome (February) ETF	TrueShares Structured Outcome (March) ETF
	Period Ended December 31, 2021(1)	Period Ended December 31, 2021(2)	Period Ended December 31, 2021(3)
From Operations
Net investment loss	$(23,330)	$(18,329)	$(43,611)
Net realized gain on investments, purchased options and written options	610,195	—	289,886
Net change in unrealized appreciation/depreciation on investments, purchased options and written options	(9,920)	468,339	928,897
Net increase in net assets resulting from operations	576,945	450,010	1,175,172

From Distributions
Distributable earnings	(98,735)	—	(139,114)
Total distributions	(98,735)	—	(139,114)

From Capital Share Transactions
Proceeds from shares sold	5,331,918	3,317,822	9,433,670
Cost of shares redeemed	(3,628,405)	—	(4,748,812)
Transaction fees (Note 4)	418	414	2,586
Net increase in net assets resulting from capital share transactions	1,703,931	3,318,236	4,687,444

Total Increase in Net Assets	2,182,141	3,768,246	5,723,502

Net Assets
Beginning of period	—	—	—
End of period	$2,182,141	$3,768,246	$5,723,502

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—	—
Shares sold	200,000	125,000	375,000
Shares redeemed	(125,000)	—	(175,000)
Shares outstanding, end of period	75,000	125,000	200,000

(1)	The Fund commenced operations on January 4, 2021.

(2)	The Fund commenced operations on February 1, 2021.

(3)	The Fund commenced operations on March 1, 2021.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Statements of Changes in Net Assets

(Continued)

	TrueShares Structured Outcome (April) ETF	TrueShares Structured Outcome (May) ETF	TrueShares Structured Outcome (June) ETF
	Period Ended December 31, 2021(1)	Period Ended December 31, 2021(2)	Period Ended December 31, 2021(3)
From Operations
Net investment loss	$(30,393)	$(33,978)	$(18,856)
Net realized gain (loss) on investments, purchased options and written options	(127)	177,898	34,568
Net change in unrealized appreciation on investments, purchased options and written options	681,816	562,377	378,530
Net increase in net assets resulting from operations	651,296	706,297	394,242

From Distributions
Distributable earnings	—	(102,682)	(13,047)
Total distributions	—	(102,682)	(13,047)

From Capital Share Transactions
Proceeds from shares sold	5,737,252	8,134,860	4,404,820
Cost of shares redeemed	—	(3,323,267)	(669,990)
Transaction fees (Note 4)	897	2,042	765
Net increase in net assets resulting from capital share transactions	5,738,149	4,813,635	3,735,595

Total Increase in Net Assets	6,389,445	5,417,250	4,116,790

Net Assets
Beginning of period	—	—	—
End of period	$6,389,445	$5,417,250	$4,116,790

Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—	—
Shares sold	225,000	325,000	175,000
Shares redeemed	—	(125,000)	(25,000)
Shares outstanding, end of period	225,000	200,000	150,000

(1)	The Fund commenced operations on April 1, 2021.

(2)	The Fund commenced operations on May 3, 2021.

(3)	The Fund commenced operations on June 1, 2021.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Financial Highlights

For a Share Outstanding Throughout each Period

	Per Share Operating Performance (For a share outstanding throughout each period)
		Income from Investment Operations			Less Distributions Paid From:
	Net Asset Value, Beginning of Period	Net investment income (loss)(1)	Net realized and unrealized gain on investments	Total from investment operations	Net realized gains	Total distributions paid
TrueShares Structured Outcome (July) ETF
For the year 01/01/2021 - 12/31/2021	$29.20	(0.25)	6.25	6.00	—	—
For the period 7/01/2020(7) - 12/31/2020	$25.00	(0.09)	4.29	4.20	—	—
TrueShares Structured Outcome (August) ETF
For the year 01/01/2021 - 12/31/2021	$27.89	(0.24)	6.04	5.80	—	—
For the period 8/03/2020(7) - 12/31/2020	$25.00	(0.08)	2.96	2.88	—	—
TrueShares Structured Outcome (September) ETF
For the year 01/01/2021 - 12/31/2021	$26.63	(0.23)	5.94	5.71	(0.02)	(0.02)
For the period 9/01/2020(7) - 12/31/2020	$25.00	(0.06)	1.68	1.62	—	—
TrueShares Structured Outcome (October) ETF
For the year 01/01/2021 - 12/31/2021	$27.21	(0.23)	5.77	5.54	—	—
For the period 10/01/2020(7) - 12/31/2020	$25.00	(0.05)	2.26	2.21	—	—
TrueShares Structured Outcome (November) ETF
For the year 01/01/2021 - 12/31/2021	$27.62	(0.24)	6.14	5.90	(0.17)	(0.17)
For the period 11/02/2020(7) - 12/31/2020	$25.00	(0.03)	2.65	2.62	—	—
TrueShares Structured Outcome (December) ETF
For the year 01/01/2021 - 12/31/2021	$25.44	(0.21)	5.33	5.12	(0.14)	(0.14)
For the period 12/01/2020(7) - 12/31/2020	$25.00	(0.02)	0.46	0.44	—	—

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Annualized for periods less than one year.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Excludes in-kind transactions associated with creations and redemptions of the Fund.
(6)

The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(7)	Commencement of operations.
(8)	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Financial Highlights

For a Share Outstanding Throughout each Period (Continued)

Per Share Operating Performance (For a share outstanding throughout each period)			Ratios/Supplemental Data
Capital Share Transactions:								Ratios to Average Net Assets of: (2)
Transaction fees (see Note 4)		Net Asset Value, End of Period	Total return, at NAV(3)(4)		Total return, at Market(3)(4)		Net assets, end of period (000’s)	Expenses	Net investment income (loss)	Portfolio turnover rate(4)(5)

0.01		$35.21	20.56%		20.66%		$14,963	0.79%	(0.76)%	1307%
0.00	(8)	$29.20	16.81%		16.55%		$6,571	0.79%	(0.68)%	0%

0.01		$33.70	20.83%		20.74%		$18,536	0.79%	(0.77)%	1297%
0.01		$27.89	11.57%		11.31%		$9,065	0.79%	(0.73)%	0%

0.01		$32.33	21.47%		21.83%		$25,861	0.79%	(0.76)%	1301%
0.01		$26.63	6.51%		6.08%		$10,651	0.79%	(0.73)%	0%

0.00	(8)	$32.75	20.37%		20.49%		$8,189	0.79%	(0.77)%	1021%
0.00	(8)	$27.21	8.85%		8.57%		$4,082	0.79%	(0.73)%	0%

0.02		$33.37	21.40%		21.46%		$14,181	0.79%	(0.76)%	1302%
0.00	(8)	$27.62	10.51	%(6)	10.35	%(6)	$1,381	0.79%	(0.75)%	0%

0.01		$30.43	20.17%		20.15%		$6,086	0.79%	(0.77)%	1286%
0.00	(8)	$25.44	1.75%		1.72%		$5,723	0.79%	(0.74)%	0%

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Financial Highlights

For a Share Outstanding Throughout each Period (Continued)

	Per Share Operating Performance (For a share outstanding throughout each period)
		Income from Investment Operations			Less Distributions Paid From:
	Net Asset Value, Beginning of Period	Net investment income (loss)(1)	Net realized and unrealized gain on investments	Total from investment operations	Net realized gains	Total distributions paid
TrueShares Structured Outcome (January) ETF
For the period 01/04/2021(7) - 12/31/2021	$25.00	(0.19)	5.61	5.42	(1.32)	(1.32)
TrueShares Structured Outcome (February) ETF
For the period 02/01/2021(7) - 12/31/2021	$25.00	(0.20)	5.35	5.15	—	—
TrueShares Structured Outcome (March) ETF
For the period 03/01/2021(7) - 12/31/2021	$25.00	(0.17)	4.48	4.31	(0.70)	(0.70)
TrueShares Structured Outcome (April) ETF
For the period 04/01/2021(7) - 12/31/2021	$25.00	(0.16)	3.56	3.40	—	—
TrueShares Structured Outcome (May) ETF
For the period 05/03/2021(7) - 12/31/2021	$25.00	(0.13)	2.72	2.59	(0.51)	(0.51)
TrueShares Structured Outcome (June) ETF
For the period 06/01/2021(7) - 12/31/2021	$25.00	(0.12)	2.66	2.54	(0.09)	(0.09)

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Annualized for periods less than one year.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Excludes in-kind transactions associated with creations and redemptions of the Fund.
(6)	Less than $0.005.
(7)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Financial Highlights

For a Share Outstanding Throughout each Period (Continued)

Per Share Operating Performance (For a share outstanding throughout each period)			Ratios/Supplemental Data
Capital Share Transactions:						Ratios to Average Net Assets of: (2)
Transaction fees (see Note 4)		Net Asset Value, End of Period	Total return, at NAV(3)(4)	Total return, at Market(3)(4)	Net assets, end of period (000’s)	Expenses	Net investment income (loss)	Portfolio turnover rate(4)(5)

0.00	(6)	$29.10	21.65%	21.66%	$2,182	0.79%	(0.77)%	0%

0.00	(6)	$30.15	20.58%	20.56%	$3,768	0.79%	(0.77)%	0%

0.01		$28.62	17.24%	17.14%	$5,724	0.79%	(0.76)%	0%

0.00	(6)	$28.40	13.59%	13.49%	$6,389	0.79%	(0.77)%	0%

0.01		$27.09	10.39%	10.17%	$5,417	0.79%	(0.77)%	0%

0.00	(6)	$27.45	10.13%	9.96%	$4,117	0.79%	(0.77)%	0%

The accompanying notes are an integral part of the financial statements.

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

The TrueShares ETFs are a series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2021, the TrueShares ETFs consist of sixteen active series identified below, twelve of which are covered in this report (each a “Fund,” and collectively, the “Funds” or “Structured Outcome ETFs”).

Fund Name	Ticker	Diversified/ Non-Diversified	Commencement of Operations
TrueShares Structured Outcome (July) ETF (“JULZ ETF”)	JULZ	Non-diversified	July 1, 2020
TrueShares Structured Outcome (August) ETF (“AUGZ ETF”)	AUGZ	Non-diversified	August 3, 2020
TrueShares Structured Outcome (September) ETF (“SEPZ ETF”)	SEPZ	Non-diversified	September 1, 2020
TrueShares Structured Outcome (October) ETF (“OCTZ ETF”)	OCTZ	Non-diversified	October 1, 2020
TrueShares Structured Outcome (November) ETF (“NOVZ ETF”)	NOVZ	Non-diversified	November 2, 2020
TrueShares Structured Outcome (December) ETF (“DECZ ETF”)	DECZ	Non-diversified	December 1, 2020
TrueShares Structured Outcome (January) ETF (“JANZ ETF”)	JANZ	Non-diversified	January 4, 2021
TrueShares Structured Outcome (February) ETF (“FEBZ ETF”)	FEBZ	Non-diversified	February 1, 2021
TrueShares Structured Outcome (March) ETF (“MARZ ETF”)	MARZ	Non-diversified	March 1, 2021
TrueShares Structured Outcome (April) ETF (“APRZ ETF”)	APRZ	Non-diversified	April 1, 2021
TrueShares Structured Outcome (May) ETF (“MAYZ ETF”)	MAYZ	Non-diversified	May 3, 2021
TrueShares Structured Outcome (June) ETF (“JUNZ ETF”)	JUNZ	Non-diversified	June 1, 2021

The operational TrueShares ETFs covered outside of this report consists of:

Fund Name	Ticker	Diversified/ Non-Diversified	Commencement of Operations
TrueShares Technology, AI & Deep Learning ETF (“AI ETF”)	LRNZ	Non-diversified	February 28, 2020
TrueShares ESG Active Opportunities ETF (“ESG ETF”)	ECOZ	Diversified	February 28, 2020
TrueShares Low Volatility Equity Income ETF (“DIVZ ETF”)	DIVZ	Non-diversified	January 27, 2021
RiverNorth Volition America Patriot ETF (“FLDZ ETF”)	FLDZ	Non-diversified	December 31, 2021

Each Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its total return investment objective by investing in options that reference the S&P 500® Price Index, employing a “buffer protect” options strategies that uses such options to seek to achieve exposure to the S&P 500® Price Index while mitigating the first 8% to 12% decline in the S&P 500® Price Index over a 12-month period.

Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by TrueMark Investments, LLC (“TrueMark” or the “Adviser”), the Funds’ Investment Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are generally valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchange. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. The premium a fund pays when purchasing a call or put option or receives when writing a call or put option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

FLexible EXchange Options (“FLEX Options”) are valued at a model-based price provided by the exchange on which the option is traded. If the exchange on which the option is traded is unable to provide a price, FLEX Options are valued at a model-based price provided by an approved secondary pricing service.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2021, are as follows:

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (July) ETF
Investments - Assets:
U.S. Treasury Bills	$—	$13,795,413	$—	$13,795,413
Purchased Call Options	—	1,386,999	—	1,386,999
Total Investments - Assets	$—	$15,182,412	$—	$15,182,412
Other Financial Instruments - Liabilities:
Written Put Options	$—	$249,401	$—	$249,401

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (August) ETF
Investments - Assets:
Money Market Funds	$11,839	$—	$—	$11,839
U.S. Treasury Bills	—	17,341,740	—	17,341,740
Purchased Call Options	—	1,590,677	—	1,590,677
Total Investments - Assets	$11,839	$18,932,417	$—	$18,944,256
Other Financial Instruments - Liabilities:
Written Put Options	$—	$396,934	$—	$396,934

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (September) ETF
Investments - Assets:
U.S. Treasury Bills	$—	$24,766,275	$—	$24,766,275
Purchased Call Options	—	1,867,572	—	1,867,572
Total Investments - Assets	$—	$26,633,847	$—	$26,633,847
Other Financial Instruments - Liabilities:
Written Put Options	$—	$772,394	$—	$772,394

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (October) ETF
Investments - Assets:
Money Market Funds	$57,731	$—	$—	$57,731
U.S. Treasury Bills	—	7,559,130	—	7,559,130
Purchased Call Options	—	808,985	—	808,985
Total Investments - Assets	$57,731	$8,368,115	$—	$8,425,846
Other Financial Instruments - Liabilities:
Written Put Options	$—	$232,234	$—	$232,234

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (November) ETF
Investments - Assets:
U.S. Treasury Bills	$—	$12,999,720	$—	$12,999,720
Purchased Call Options	—	960,398	—	960,398
Total Investments - Assets	$—	$13,960,118	$—	$13,960,118
Other Financial Instruments - Liabilities:
Written Put Options	$—	$574,611	$—	$574,611

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (December) ETF
Investments - Assets:
Money Market Funds	$78,445	$—	$—	$78,445
U.S. Treasury Bills	—	5,837,121	—	5,837,121
Purchased Call Options	—	517,783	—	517,783
Total Investments - Assets	$78,445	$6,354,904	$—	$6,433,349
Other Financial Instruments - Liabilities:
Written Put Options	$—	$247,828	$—	$247,828

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (January) ETF
Investments - Assets:
Exchange Traded Funds	$1,947,336	$—	$—	$1,947,336
Money Market Funds	3,941,995	—	—	3,941,995
Total Investments - Assets	$5,889,331	$—	$—	$5,889,331

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (February) ETF
Investments - Assets:
Money Market Funds	$20,625	$—	$—	$20,625
U.S. Treasury Bills	—	3,084,989	—	3,084,989
Purchased Call Options	—	666,628	—	666,628
Total Investments - Assets	$20,625	$3,751,617	$—	$3,772,242
Other Financial Instruments - Liabilities:
Written Put Options	$—	$1,513	$—	$1,513

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (March) ETF
Investments - Assets:
U.S. Treasury Bills	$—	$4,924,839	$—	$4,924,839
Purchased Call Options	—	939,923	—	939,923
Total Investments - Assets	$—	$5,864,762	$—	$5,864,762
Other Financial Instruments - Liabilities:
Written Put Options	$—	$8,916	$—	$8,916

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (April) ETF
Investments - Assets:
Money Market Funds	$92,514	$—	$—	$92,514
U.S. Treasury Bills	—	5,590,616	—	5,590,616
Purchased Call Options	—	825,917	—	825,917
Total Investments - Assets	$92,514	$6,416,533	$—	$6,509,047
Other Financial Instruments - Liabilities:
Written Put Options	$—	$24,912	$—	$24,912

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (May) ETF
Investments - Assets:
U.S. Treasury Bills	$—	$4,961,914	$—	$4,961,914
Purchased Call Options	—	601,699	—	601,699
Total Investments - Assets	$—	$5,563,613	$—	$5,563,613
Other Financial Instruments - Liabilities:
Written Put Options	$—	$43,647	$—	$43,647

	Level 1	Level 2	Level 3	Total
TrueShares Structured Outcome (June) ETF
Investments - Assets:
U.S. Treasury Bills	$—	$3,709,879	$—	$3,709,879
Purchased Call Options	—	452,137	—	452,137
Total Investments - Assets	$—	$4,162,016	$—	$4,162,016
Other Financial Instruments - Liabilities:
Written Put Options	$—	$46,122	$—	$46,122

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Interest income is accrued daily.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as separate entities for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

Distributions to shareholders are recorded on the ex-dividend date. The Structured Outcome ETFs generally pay out dividends from net investment income, if any, at least annually, and distributes its net capital gains, if any, to shareholders at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2021, the Funds’ fiscal period end, the Funds had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of December 31, 2021, the Funds’ fiscal period end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognized no interest or penalties related to uncertain tax benefits in the fiscal period 2021. At December 31, 2021, the Funds’ fiscal period end, the tax periods from commencement of operations remained open to examination in the Funds’ major tax jurisdiction.

Indemnification

In the normal course of business, the Funds expect to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

Derivatives

The Structured Outcome ETFs employ a “buffer protect” options strategy that uses such options to seek to achieve exposure to the S&P 500® Price Index while mitigating the first 8% to 12% decline in the S&P 500® Price Index (the “Buffer”) over a 12-month period beginning on a specified day (each, a “Roll Date”). The period from one Roll Date to the next Roll Date is referred to as the “Investment Period,” and the first day of the Investment Period is referred to as the initial investment day. In the event an investor purchases shares after the date on which the options were entered into or sells shares prior to the expiration of the options, the Buffer that the Structured Outcome ETFs seeks to provide may not be available. The Structured Outcome ETFs are not designed to protect against declines of more than 8% to 12% in the level of the S&P 500® Price Index, and there can be no guarantee that the Structured Outcome ETFs will be successful in implementing the buffer protect options strategy to avoid the first 8% to 12% decline.

In general, the Structured Outcome ETFs invest in exchange-traded FLEX Options only. FLEX Options are customized option contracts made available by the Cboe Options Exchange with the ability to customize key contract terms like exercise price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over–the–counter options positions. Like traditional exchange–traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options in which the Structured Outcome ETFs invest generally have a term of up to one year and are all European style options (options that are exercisable only on the expiration date) based on the S&P 500® Price Index or an ETF that tracks the S&P 500® Price Index and have an expiration date that is the last day of the Investment Period.

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

The Structured Outcome ETFs will purchase and sell call and put FLEX Options. In general, put and call options on indices give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Structured Outcome ETFs purchasing put and call options pay a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Structured Outcome ETFs, loss of the premium paid may be offset by an increase in the value of the Structured Outcome ETFs’ securities or by a decrease in the cost of acquisition of securities by the Structured Outcome ETFs. When the Structured Outcome ETFs write an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Structured Outcome ETFs will realize as profit the premium received for such option. When a call option of which the Structured Outcome ETFs are the writer is exercised, the Structured Outcome ETFs will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Structured Outcome ETFs are the writer is exercised, the Structured Outcome ETFs will be required to purchase the underlying securities at a price in excess of the market value of such securities. The Structured Outcome ETFs maintain minimal counterparty risk through contracts bought or sold on an exchange. As of December 31, 2021, the Structured Outcome ETFs’ derivative instruments are not subject to a master netting arrangement.

Derivative Investments

The average monthly value outstanding of purchased and written options during the year or period ended December 31, 2021, were as follows:

	TrueShares Structured Outcome (July) ETF	TrueShares Structured Outcome (August) ETF	TrueShares Structured Outcome (September) ETF	TrueShares Structured Outcome (October) ETF	TrueShares Structured Outcome (November) ETF	TrueShares Structured Outcome (December) ETF
Purchased Options	$1,161,748	$1,336,268	$1,303,071	$658,318	$542,337	$433,927
Written Options	298,543	335,548	475,105	104,592	133,825	94,549

	TrueShares Structured Outcome (January) ETF	TrueShares Structured Outcome (February) ETF	TrueShares Structured Outcome (March) ETF	TrueShares Structured Outcome (April) ETF	TrueShares Structured Outcome (May) ETF	TrueShares Structured Outcome (June) ETF
Purchased Options	$340,072	$362,753	$738,060	$516,760	$508,185	$350,374
Written Options	59,303	37,299	137,265	114,139	188,048	125,126

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

The following is a summary of the effect of derivative instruments on the Funds’ Statements of Assets and Liabilities as of December 31, 2021:

	Equity Risk Contracts	Asset Derivatives, Investments, at value	Liability Derivatives, Written options, at value
TrueShares Structured Outcome (July) ETF	Purchased Options	$1,386,999	$—
	Written Options	—	249,401
TrueShares Structured Outcome (August) ETF	Purchased Options	1,590,677	—
	Written Options	—	396,934
TrueShares Structured Outcome (September) ETF	Purchased Options	1,867,572	—
	Written Options	—	772,394
TrueShares Structured Outcome (October) ETF	Purchased Options	808,985	—
	Written Options	—	232,234
TrueShares Structured Outcome (November) ETF	Purchased Options	960,398	—
	Written Options	—	574,611
TrueShares Structured Outcome (December) ETF	Purchased Options	517,783	—
	Written Options	—	247,828
TrueShares Structured Outcome (February) ETF	Purchased Options	666,628	—
	Written Options	—	1,513
TrueShares Structured Outcome (March) ETF	Purchased Options	939,923	—
	Written Options	—	8,916
TrueShares Structured Outcome (April) ETF	Purchased Options	825,917	—
	Written Options	—	24,912
TrueShares Structured Outcome (May) ETF	Purchased Options	601,699	—
	Written Options	—	43,647
TrueShares Structured Outcome (June) ETF	Purchased Options	452,137	—
	Written Options	—	46,122

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

The following is a summary of the effect of derivative instruments on the Funds’ Statements of Operations for the year or period ended December 31, 2021:

		Net Realized Gain (Loss)		Change in Unrealized Appreciation/Depreciation
		Purchased Options	Written Options	Purchased Options	Written Options
TrueShares Structured Outcome (July) ETF	Equity Risk Contracts	$354,228	$454,284	$78,509	$108,238
TrueShares Structured Outcome (August) ETF	Equity Risk Contracts	(628)	542,099	67,512	129,879
TrueShares Structured Outcome (September) ETF	Equity Risk Contracts	67,261	759,384	222,236	82,543
TrueShares Structured Outcome (October) ETF	Equity Risk Contracts	585,222	259,835	132,511	41,439
TrueShares Structured Outcome (November) ETF	Equity Risk Contracts	—	126,135	63,833	67,840
TrueShares Structured Outcome (December) ETF	Equity Risk Contracts	86,545	211,005	3,388	66,808
TrueShares Structured Outcome (January) ETF	Equity Risk Contracts	112,522	185,982	—	—
TrueShares Structured Outcome (February) ETF	Equity Risk Contracts	—	—	332,920	135,397
TrueShares Structured Outcome (March) ETF	Equity Risk Contracts	154,139	136,153	619,884	308,952
TrueShares Structured Outcome (April) ETF	Equity Risk Contracts	—	—	429,295	252,705
TrueShares Structured Outcome (May) ETF	Equity Risk Contracts	115,747	62,481	354,866	207,382
TrueShares Structured Outcome (June) ETF	Equity Risk Contracts	21,757	12,865	249,673	128,811

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and TrueMark, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.79% of the Structured Outcome ETF’s average daily net assets, respectively. TrueMark has agreed to pay all expenses of the Funds except the fee paid to TrueMark under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any). TrueMark, in turn, compensates the Sub-Advisers from the management fee it receives.

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

SpiderRock Advisors, LLC (the “Sub-Adviser”), an Illinois limited liability company serves as the sub-adviser to the Structured Outcome ETFs. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is calculated daily and paid monthly at an annual rate based on the Fund assets under management of the Structured Outcome ETFs which is 0.34% on average daily assets less than $150 million and 0.39% on average daily assets greater than $150 million.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor pursuant to a Distribution Agreement. The Distributor receives compensation from the Adviser for certain statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

4. CREATION AND REDEMPTION TRANSACTIONS

Shares of the Structured Outcome ETFs are listed and traded on the Cboe BZX Exchange, Inc. Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units”. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by each Fund for each creation order is $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the clearing process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Funds for losses, if any.

5. FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Period Ended December 31, 2021		Period Ended December 31, 2020
	Ordinary Income(1)	Long-Term Capital Gain	Ordinary Income(1)	Long-Term Capital Gain
TrueShares Structured Outcome (July) ETF	$—	$—	$—	$—
TrueShares Structured Outcome (August) ETF	—	—	—	—
TrueShares Structured Outcome (September) ETF	12,776	—	—	—
TrueShares Structured Outcome (October) ETF	—	—	—	—
TrueShares Structured Outcome (November) ETF	69,396	—	—	—
TrueShares Structured Outcome (December) ETF	24,407	—	—	—
TrueShares Structured Outcome (January) ETF	98,735	—	—	—
TrueShares Structured Outcome (February) ETF	—	—	—	—
TrueShares Structured Outcome (March) ETF	139,114	—	—	—
TrueShares Structured Outcome (April) ETF	—	—	—	—
TrueShares Structured Outcome (May) ETF	102,682	—	—	—
TrueShares Structured Outcome (June) ETF	13,047	—	—	—

(1)	Ordinary income includes short-term capital gains.

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

At December 31, 2021, the Funds’ fiscal period end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

	TrueShares Structured Outcome (July) ETF	TrueShares Structured Outcome (August) ETF	TrueShares Structured Outcome (September) ETF	TrueShares Structured Outcome (October) ETF	TrueShares Structured Outcome (November) ETF	TrueShares Structured Outcome (December) ETF
Federal Tax Cost of Investments*	$13,833,381	$17,406,867	$24,753,400	$7,709,524	$13,118,706	$6,018,439
Gross Tax Unrealized Appreciation	$1,109,553	$1,140,463	$1,108,571	$484,508	$266,814	$170,942
Gross Tax Unrealized Depreciation	(9,923)	(8)	(518)	(421)	(13)	(3,860)
Net Tax Unrealized Appreciation (Depreciation)	1,099,630	1,140,455	1,108,053	484,087	266,801	167,082
Undistributed Ordinary Income	—	—	—	—	—	78,840
Other Accumulated Gain (Loss)	—	—	—	(74,732)	—	—
Total Distributable Earnings / (Accumulated Losses)	$1,099,630	$1,140,455	$1,108,053	$409,355	$266,801	$245,922

	TrueShares Structured Outcome (January) ETF	TrueShares Structured Outcome (February) ETF	TrueShares Structured Outcome (March) ETF	TrueShares Structured Outcome (April) ETF	TrueShares Structured Outcome (May) ETF	TrueShares Structured Outcome (June) ETF
Federal Tax Cost of Investments*	$5,899,251	$3,302,390	$4,926,949	$5,802,319	$4,957,589	$3,737,364
Gross Tax Unrealized Appreciation	$—	$468,339	$928,897	$683,191	$562,377	$378,530
Gross Tax Unrealized Depreciation	(9,920)	—	—	(1,375)	—	—
Net Tax Unrealized Appreciation (Depreciation)	(9,920)	468,339	928,897	681,816	562,377	378,530
Undistributed Ordinary Income	—	—	27,470	—	—	—
Other Accumulated Gain (Loss)	—	—	—	(127)	—	(16)
Total Distributable Earnings / (Accumulated Losses)	$(9,920)	$468,339	$956,367	$681,689	$562,377	$378,514

*	Includes written option premiums.

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized and specified ordinary losses after October 31 as well as certain specified ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses and post-October losses are determined only at the end of each fiscal year. During the fiscal

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

period ended December 31, 2021, AUGZ utilized $5,763 of capital carryforward losses. At December 31, 2021, the Funds had carryforward losses and post-October losses which will be carried forward indefinitely to offset future realized capital gains as follows:

	Indefinite Short- Term Capital Loss Carryover	Late-Year Losses	Post-October Losses
TrueShares Structured Outcome (July) ETF	$—	$—	$—
TrueShares Structured Outcome (August) ETF	—	—	—
TrueShares Structured Outcome (September) ETF	—	—	—
TrueShares Structured Outcome (October) ETF	74,732	—	—
TrueShares Structured Outcome (November) ETF	—	—	—
TrueShares Structured Outcome (December) ETF	—	—	—
TrueShares Structured Outcome (January) ETF	—	—	—
TrueShares Structured Outcome (February) ETF	—	—	—
TrueShares Structured Outcome (March) ETF	—	—	—
TrueShares Structured Outcome (April) ETF	127	—	—
TrueShares Structured Outcome (May) ETF	—	—	—
TrueShares Structured Outcome (June) ETF	—	—	16

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind, write-off of net operating losses, and the use of tax equalization. For the fiscal period ended December 31, 2021, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid-in Capital
TrueShares Structured Outcome (July) ETF	$(1,789,063)	$1,789,063
TrueShares Structured Outcome (August) ETF	(2,057,707)	2,057,707
TrueShares Structured Outcome (September) ETF	(2,346,596)	2,346,596
TrueShares Structured Outcome (October) ETF	(800,974)	800,974
TrueShares Structured Outcome (November) ETF	(617,571)	617,571
TrueShares Structured Outcome (December) ETF	(495,685)	495,685
TrueShares Structured Outcome (January) ETF	(488,130)	488,130
TrueShares Structured Outcome (February) ETF	18,329	(18,329)
TrueShares Structured Outcome (March) ETF	(79,691)	79,691
TrueShares Structured Outcome (April) ETF	30,393	(30,393)
TrueShares Structured Outcome (May) ETF	(41,238)	41,238
TrueShares Structured Outcome (June) ETF	(2,681)	2,681

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

6. INVESTMENT TRANSACTIONS

During the fiscal period ended December 31, 2021, the Funds realized amounts in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amounts of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
TrueShares Structured Outcome (July) ETF	$2,081,998	$1,040,965
TrueShares Structured Outcome (August) ETF	1,690,668	—
TrueShares Structured Outcome (September) ETF	1,648,738	—
TrueShares Structured Outcome (October) ETF	1,680,399	840,199
TrueShares Structured Outcome (November) ETF	1,036,167	518,089
TrueShares Structured Outcome (December) ETF	433,113	—
TrueShares Structured Outcome (January) ETF	311,845	—
TrueShares Structured Outcome (February) ETF	—	—
TrueShares Structured Outcome (March) ETF	—	—
TrueShares Structured Outcome (April) ETF	—	—
TrueShares Structured Outcome (May) ETF	—	—
TrueShares Structured Outcome (June) ETF	—	—

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the period ended December 31, 2021, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
TrueShares Structured Outcome (July) ETF	$8,639,489	$5,035,654	$—	$5,008,302
TrueShares Structured Outcome (August) ETF	15,850,542	9,014,148	—	9,033,306
TrueShares Structured Outcome (September) ETF	17,950,249	10,074,856	—	10,069,788
TrueShares Structured Outcome (October) ETF	3,032,770	3,908,050	—	874,575
TrueShares Structured Outcome (November) ETF	4,892,312	2,852,171	—	2,847,350
TrueShares Structured Outcome (December) ETF	5,652,017	3,063,384	—	3,097,808
TrueShares Structured Outcome (January) ETF	3,470,196	—	—	1,947,336
TrueShares Structured Outcome (February) ETF	—	—	—	—
TrueShares Structured Outcome (March) ETF	—	—	—	—
TrueShares Structured Outcome (April) ETF	—	—	—	—
TrueShares Structured Outcome (May) ETF	—	—	—	—
TrueShares Structured Outcome (June) ETF	—	—	—	—

7. PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities

TrueShares Structured Outcome ETFs

Notes to Financial Statements

December 31, 2021 (Continued)

in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

A complete description of principal risks is included in the prospectus under the heading “Principal Investment Risks.”

8. SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2021, through the date of issuance of the Funds’ financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

TrueShares Structured Outcome ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of TrueShares Structured Outcome ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (October) ETF, TrueShares Structured Outcome (November) ETF, TrueShares Structured Outcome (December) ETF, TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (May) ETF, and TrueShares Structured Outcome (June) ETF, (“TrueShares Structured Outcome ETFs” or the “Funds”), each a series of Listed Funds Trust, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
TrueShares Structured Outcome (July) ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from July 1, 2020 (commencement of operations) through December 31, 2020
TrueShares Structured Outcome (August) ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from August 3, 2020 (commencement of operations) through December 31, 2020
TrueShares Structured Outcome (September) ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from September 1, 2020 (commencement of operations) through December 31, 2020
TrueShares Structured Outcome (October) ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from October 1, 2020 (commencement of operations) through December 31, 2020
TrueShares Structured Outcome (November) ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from November 2, 2020 (commencement of operations) through December 31, 2020
TrueShares Structured Outcome (December) ETF	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period from December 1, 2020 (commencement of operations) through December 31, 2020
TrueShares Structured Outcome (January) ETF	For the period from January 4, 2021 (commencement of operations) through December 31, 2021
TrueShares Structured Outcome (February) ETF	For the period from February 1, 2021 (commencement of operations) through December 31, 2021
TrueShares Structured Outcome (March) ETF	For the period from March 1, 2021 (commencement of operations) through December 31, 2021
TrueShares Structured Outcome (April) ETF	For the period from April 1, 2021 (commencement of operations) through December 31, 2021
TrueShares Structured Outcome (May) ETF	For the period from May 3, 2021 (commencement of operations) through December 31, 2021
TrueShares Structured Outcome (June) ETF	For the period from June 1, 2021 (commencement of operations) through December 31, 2021

TrueShares Structured Outcome ETFs

Report of Independent Registered Public Accounting Firm

(Continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2022

TrueShares Structured Outcome ETFs

Board of Trustees and Officers

December 31, 2021 (Unaudited)

Each Fund’s Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at www.true-shares.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Executive Director of Center for Financial Markets and Policy (since 2016); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (since 2015); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015).	45	Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Horizons ETF Trust I (2015-2019).
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013).	45	Independent Trustee, Series Portfolios Trust (since 2015) (8 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008).	45	Independent Trustee, Frontier Funds, Inc. (since 2020) (7 portfolios).

TrueShares Structured Outcome ETFs

Board of Trustees and Officers

December 31, 2021 (Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Paul R. Fearday, CPA Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008).	45	None.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie M. Gronstal Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Alia Vasquez Year of birth: 1980	Assistant Secretary	Indefinite term, June 2021 (Resigned, effective January 26, 2022)

Vice President, U.S. Bancorp Fund Services, LLC (since 2017, and 2015 to 2016); Corporate Counsel, Johnson Outdoors (2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010 to 2015); Secretary, Series Portfolios Trust (2015 to 2017).

Steve Jensen Year of birth: 1957	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2011).

TrueShares Structured Outcome ETFs

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the Prospectus for the Funds may be obtained without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Funds’ website at www.true-shares.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov, or by visiting the Funds’ website at www.true-shares.com.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at www.true-shares.com.

TAX INFORMATION

The percent of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal period ended December 31, 2021, was as follows:

TrueShares Structured Outcome (July) ETF	0.00%
TrueShares Structured Outcome (August) ETF	0.00%
TrueShares Structured Outcome (September) ETF	100.00%
TrueShares Structured Outcome (October) ETF	0.00%
TrueShares Structured Outcome (November) ETF	100.00%
TrueShares Structured Outcome (December) ETF	100.00%
TrueShares Structured Outcome (January) ETF	100.00%
TrueShares Structured Outcome (February) ETF	0.00%
TrueShares Structured Outcome (March) ETF	100.00%
TrueShares Structured Outcome (April) ETF	0.00%
TrueShares Structured Outcome (May) ETF	100.00%
TrueShares Structured Outcome (June) ETF	100.00%

TrueShares Structured Outcome ETFs

Privacy Policy

(Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

TrueMark Investments, LLC
433 W. Van Buren St., 1150-E
Chicago, IL 60607

Investment Sub-Adviser:

SpiderRock Advisors, LLC
300 South Riverside Plaza, Suite 2340
Chicago, IL 60606

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$121,000	$100,000
Audit-Related Fees	$0	$0
Tax Fees	$ 48,000	$24,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/9/2022

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	3/9/2022

*	Print the name and title of each signing officer under his or her signature.